UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Apollo Diversified Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street,

New York, NY 10019

(Address of principal executive offices)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek, Esq.

Debra Sutter, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.
Washington, D.C. 20001

(212) 515-3200

(Registrant's telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2026 – June 30, 2026

Item 1. Reports to Stockholders.

(a)

Credit

Apollo Diversified Credit Fund

Semi-Annual Report

June 30, 2026 (Unaudited)

Class A, C, F, I, L, and M Shares:

Class A Ticker Symbol (NASDAQ): CRDTX
Class C Ticker Symbol (NASDAQ): CGCCX
Class F Ticker Symbol (NASDAQ): CRDFX
Class I Ticker Symbol (NASDAQ): CRDIX
Class L Ticker Symbol (NASDAQ): CRDLX
Class M Ticker Symbol (NASDAQ): CRDMX

© 2026 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

Table of Contents

Shareholder Letter (Unaudited)	2
Portfolio Update (Unaudited)	16
Consolidated Schedule of Investments	18
Consolidated Statement of Assets and Liabilities	40
Consolidated Statement of Operations	42
Consolidated Statements of Changes in Net Assets	43
Consolidated Statement of Cash Flows	45
Consolidated Financial Highlights	47
Notes to Consolidated Financial Statements	60
Dividend Reinvestment Policy	85
Additional Information	86
Approval of Investment Advisory Contract	87
Trustees and Officers	89
Service Providers	92
Privacy Notice	93

APOLLO DIVERSIFIED CREDIT FUND

Shareholder Letter (Unaudited)

Earl Hunt Partner, Credit Apollo Diversified Credit Fund	Jim Vanek Partner and Co-Head of Global Performing Credit Apollo Diversified Credit Fund	Chris Lahoud Partner and Head of Opportunistic Credit Apollo Diversified Credit Fund

Dear Valued Shareholders,

We are pleased to present a semi-annual update for Apollo Diversified Credit Fund (the “Fund,” “ADCF,” NASDAQ: CRDIX). We will also share our perspective regarding the investment environment and potential opportunities for the Fund.

MARKET OVERVIEW1

Risk assets lost momentum in June as investors began questioning whether the rally driven by artificial intelligence ("AI") had moved too far, too fast. The S&P 500 Index posted its first monthly decline in three months, while credit spreads widened modestly as concerns over AI valuations, crowding, and financing needs began to surface. Geopolitical tensions eased after the US and Iran agreed to reopen the Strait of Hormuz and start nuclear talks, calming energy-market fears. US economic data stayed strong—solid May payrolls, retail sales and manufacturing firms, and resilient consumer spending—though inflation remained above the Federal Reserve’s target. At his first Federal Open Market Committee meeting, Chair Kevin Warsh held rates steady, struck a neutral tone, and emphasized a data-dependent policy.

High yield credit eked out a small gain in a month driven by rates and carry rather than spreads, with the ICE BofA US High Yield Index returning 0.3% even as its option-adjusted spread widened 3 basis points (“bps”) to 275 bps. The move masked meaningful dispersion by quality: CCC spreads widened 32 bps on the month and are now roughly 85 bps wider year-to-date—the only rating cohort wider on the year—while higher-rated tiers were little changed. Leveraged loans generated a small positive return, with the Morningstar LSTA US Leveraged Loan Index gaining approximately 0.1% as coupon income offset a softer secondary tone that left the average bid easing to around $95, lifting the year-to-date return to roughly 1.3%.

FUND SNAPSHOT

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[2]	May 2, 2022
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency[3]	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

SUMMARY STATS

Managed Assets[4]	$2.3 billion
Leverage[5]	29.1%
Portfolio Companies	247
Average Duration (Years) [6]	1.0
Q2 2026 Annualized Distribution Rate (Class I Share) [7]	8.03%
Last Twelve Months’ Distribution Rate (Class I Share)[7,8]	7.86%
Portfolio Weighted Average Yield[9]	9.1%
Floating Rate Exposure[10]	87.6%
Senior Secured	97.1%
North America/Europe/Other[11]	75% / 23% / 2%

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Note on Fund distributions: Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf, for an estimate of the composition of the Fund’s most recent distribution, which includes a de minimis return of capital. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. Current performance may be lower or higher than the performance quoted.

The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf. The views expressed here are Apollo’s own, unless otherwise noted.

02

APOLLO DIVERSIFIED CREDIT FUND

Private credit remains a story of selectivity, and for the right managers, institutional demand is firm. Direct lending deal flow is still muted and rotating away from software toward infrastructure and hard assets, while competition for quality assets remains intense around +475–500 bps pricing.

PORTFOLIO COMMENTARY

PERFORMANCE

Class I Shares of the Fund generated a +0.4% net return (+0.5% gross) in June, outperforming the blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% ICE BofA US High Yield Index, which returned +0.2% during the month. Year-to-date, the Fund has returned +2.0% net, exceeding the blended benchmark by 40 bps, with the benchmark returning +1.6% over the same period.

Monthly performance was primarily driven by the Fund’s Direct Lending strategy, which continued to generate strong and resilient carry, contributing +26 bps to returns. Asset-Backed Finance also contributed positively, adding +4 bps. Performance within Performing Credit, the Fund’s liquid credit sleeve, was modestly negative at -6 bps, reflecting idiosyncratic weakness in a single position rather than broader market or sector-related factors.

Portfolio positioning remained largely stable at the strategy level throughout the month. Within the Performing Credit sleeve, however, the Fund continued to refine its positioning by reducing exposure to select publicly traded software issuers by approximately 0.5%, bringing total software exposure to 8.7%. Proceeds were redeployed into more defensive areas of the market, with increased allocations to Consumer Staples Distribution & Retail, reflecting a continued emphasis on portfolio resilience while maintaining attractive risk-adjusted return potential.

CLASS I PERFORMANCE2 (as of June 30, 2026)

Apollo Diversified Credit Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Fund's investment adviser, Apollo Capital Credit Adviser, LLC (the "Adviser"), to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Due to financial statement adjustments, performance information presented for the Fund herein differs from the Fund’s performance included in the Fund’s financial statements which are prepared in accordance with GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different.

For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf.

The views expressed here are Apollo’s own, unless otherwise noted.

03

APOLLO DIVERSIFIED CREDIT FUND

DEAL HIGHLIGHTS

●	Jeppesen: In October 2025, Apollo participated in a $4.2 billion financing to support Thoma Bravo’s carve-out of Jeppesen (“Jeppesen”) from The Boeing Company. Jeppesen is a provider of aviation software and data across commercial, military, business and general aviation end markets to customers across the globe. Due to Apollo’s strong relationship with the sponsor, Apollo served as administrative agent and was one of the lead lenders on the transaction. ADCF participated in the transaction alongside other Apollo-managed investment funds.

●	xAI: In November 2025, Apollo provided a $3.5 billion capital solution to support Valor Compute Infrastructure L.P.'s purchase of $5.4bn of Nvidia graphics processing units, which were leased to xAI Corp. (“xAI”). xAI is a leading artificial intelligence company, which is currently developing a Large Language Model called Grok. ADCF participated in the transaction alongside other Apollo-managed investment funds.

PRIVATE & PUBLIC CREDIT COMPOSITION

OUTLOOK

Looking ahead, we believe credit markets are entering the second half of the year with increasingly narrow margins for error. Fundamentals remain resilient and technicals are supportive, but with spreads near historic tights, there is limited room for further compression. The latest employment data point to a labor market that remains solid but not overheating, giving the Federal Reserve room to stay on hold for now, though markets continue to price a meaningful chance of another rate hike by year-end. In our view, that keeps rates range-bound but data-dependent, reinforcing an environment where selectivity matters more than beta.

At the same time, an unprecedented wave of issuance is beginning to test investor appetite, with recent weaker performance in long-dated investment grade supply underscoring a more selective market. We do not view this as the end of the AI investment cycle, but rather as a sign that spreads across many AI-linked issuers may gradually normalize from exceptionally tight levels as supply accelerates and concentration risk builds. While broad-based credit stress still appears limited, dispersion should rise, creating opportunities to deploy capital where complexity, structure, and relative value are being mispriced.

PORTFOLIO BY INDUSTRY12

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

04

APOLLO DIVERSIFIED CREDIT FUND

STRATEGY BREAKDOWN2, 11

Percent of Total Portfolio
100%
80%
60%
40%
20%
0%
Q1 2022
Q2 2022
Q4 2022
Q2 2023
Q4 2023
Q2 2024
Q4 2024
Q2 2025
Q4 2025
June 2026
12%
88%
5%
9%
86%
1%
31%
68%
2%
37%
61%
8%
64%
28%
10%
61%
29%
10%
68%
22%
6%
63%
31%
6%
57%
37%
5%
68%
27%
Direct Lending
Asset-Backed Finance
Performing Credit

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

05

APOLLO DIVERSIFIED CREDIT FUND

DIRECT LENDING

●	The corporate direct lending strategy (“Direct Lending”) targets large scale private corporate originations and sponsor-backed issuers utilizing Apollo’s proprietary sourcing channel, primarily focused on first lien, senior secured and unitranche loans. This may include opportunities within credit secondaries and middle market direct lending.

●	As of June 30, 2026, 68% of the Fund’s portfolio was allocated to Direct Lending across 147 issuers with a weighted average EBITDA of approximately $275 million and weighted average net LTV of approximately 44%, reflecting our focus on large corporate issuers and top-of-capital structure allocations.

●	As of June 30, 2026, the weighted average yield of the Direct Lending strategy was 10.8%.

DIRECT LENDING BREAKDOWN

Weighted Average EBITDA: $275,372,80113

The Fund’s long-term allocation target for Direct Lending is 40-60%.

ASSET-BACKED FINANCE

●	The Fund’s Asset-Backed Finance strategy focuses on agile deployment of capital into origination and proprietary sourcing channels across a broad mandate of asset-backed investments, with a focus on investments collateralized by tangible assets.

●	As of June 30, 2026, 5% of the Fund’s portfolio was allocated to the Asset-Backed Finance strategy. We believe these assets may present an attractive risk-return profile through less correlated and, in our opinion, resilient collateral pools.

●	As of June 30, 2026, the weighted average yield of the Asset-Backed Finance Pillar was 8.1%.

ASSET-BACKED FINANCE BREAKDOWN

The Fund’s long-term allocation target for Asset-Backed Finance is 5-20%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

06

APOLLO DIVERSIFIED CREDIT FUND

PERFORMING CREDIT

●	The Fund’s Performing Credit strategy focuses on liquid, performing senior secured corporate credit, with flexibility to deploy contingent capital opportunistically during periods of market dislocation.

●	The Fund’s exposure within this strategy is predominately focused on senior secured positions across industries with business models that have historically demonstrated strong cash flow across various economic environments. The Fund’s portfolio allocation is currently tilted towards floating rate assets over fixed rate assets, consistent with our views of a higher for longer interest rate environment.

●	As of June 30, 2026, 27% of the Fund’s portfolio was allocated to the Performing Credit strategy, which represents the second highest allocation in the Fund, across 89 issuers with a weighted average yield of 9.3%.[15]

PERFORMING CREDIT BREAKDOWN

The Fund’s long-term allocation target for Performing Credit is 20-40%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

07

APOLLO DIVERSIFIED CREDIT FUND

ATTRIBUTION BY STRATEGY2, 16

	MTD (bps)	Last 3 Months (bps)	YTD (bps)	7/1/22 - Current (bps)	Apollo Inception to Date (bps)
Direct Lending	26	123	237	680	644
Asset-Backed Finance	4	16	27	49	44
Performing Credit	-6	65	107	631	391
Currency Hedge	55	30	72	-19	-14
Residual	-25	-83	-152	-127	-129
Fees & Expenses	-17	-47	-93	-178	-176
Total (Net)	37	104	198	1,036	760

Past performance is not indicative of future results. Holdings and allocations are based on Managed Assets and are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Attribution for periods greater than one year are annualized. The Fund pursues its investment objective through a “multi-asset” approach centered around three key strategy pillars, as described above: (1) direct lending, (2) asset-backed finance, and (3) performing credit. “Attribution by Strategy” is intended to show characteristics of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Net Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and is net of all Fund expenses during the relevant period. Net Fees & Expenses reflects the net expenses paid by the Fund’s Class I shares during the relevant period. The figures reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period, some of which have since expired. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through April 30, 2027.

08

APOLLO DIVERSIFIED CREDIT FUND

TOP 10 HOLDINGS AS PERCENTAGE OF PORTFOLIO10, 12

	Issuer	Industry	% Allocation	Description
1	Kronos I UK Ltd	Semiconductors & Semiconductor Equipment	1.6%	Kronos provided a non-recourse margin loan to SoftBank Group pledged against 73% stake in ARM Holdings. SoftBank is an investment holding company which invests in Japanese and overseas tech companies and telecom businesses in Japan and the US.
2	BCPE Maverick Parent, LP	Financial Services	1.5%	BCPE Maverick Parent, LP is a sponsor vehicle where the facility is structured as an equity-commitment-backed capital call facility supporting Bain Capital’s investment in a pharmaceutical packaging business.
3	Russell Investments US Institutional Holdco Inc	Capital Markets	1.3%	Russell Investments is a global investment management and risk advisory platform providing Outsourced CIO (OCIO), multi-asset investment solutions, and portfolio implementation services to institutional and retail clients.The firm is one of the largest independent OCIOs globally, managing approximately $260 billion of assets under management, with a diversified, fee-based revenue model supported by long-duration client relationships, recurring AUM-based fees, and differentiated implementation and risk management capabilities.
4	Opseo Holding B.V.	Health Care Providers & Services	1.1%	Opseo is an integrated intensive care provider in Germany that provides medically complex intensive care for both adults and children. Opseo provides services in a care group model (i.e. 3 patients for every 1 nurse) and also in 1-on-1 care settings in the private home of patients. The group has >170 care facilities and >1.6k intensive care patients in Germany.
5	Trident TPI Holdings, Inc.	Containers & Packaging	1.1%	Tekni-Plex is a manufacturer of specialty packaging solutions across Healthcare and Consumer products. Products include egg cartons, protein trays, yogurt packaging, closure linings, pharma and med device packaging.
6	Level 3 Financing, Inc.	Diversified Telecommunication Services	1.1%	Level 3 Financing, Inc. operates as a subsidiary of Lumen Technologies, providing global fiber-based communication and data services to enterprises and carriers. The company leverages a robust network footprint and recurring enterprise contracts.
7	BDO USA, P.A.	Professional Services	1.1%	BDO is a global provider of audit, tax, and advisory services through an international network of member firms. The company supports clients across diverse industries with recurring professional-services revenue, leveraging its broad capabilities, brand reputation, and long-standing market presence.
8	Edition Holdings, Inc.	Software	1.1%	Edition Holdings is a leading SaaS and data analytics company for the global energy industry. It provides market intelligence, AI-driven forecasting, and workflow automation for businesses across the oil and gas, power, and renewable energy sectors.
9	Diot Siaci Symphony Bidco Sarl (aka DIOT-SIACI BidCo SAS)	Insurance	1.1%	Diot Siaci is a leading independent European B2B insurance broker with a global presence in specialty and reinsurance markets. It covers a range of B2B risks with leading positions in core markets of Property & Casualty, Health & Protection, Pension & Savings and expertise in distinctive niche activities (marine, credit, International Private Medical Insurance or insurance for regulated professions).
10	Delivery Hero SE	Hotels, Restaurants & Leisure	1.1%	Delivery Hero SE is a global online food delivery and quick-commerce platform that connects consumers with restaurants, grocery stores, and local shops via its marketplace apps and logistics network. It operates leading brands globally, offering on-demand delivery of meals, groceries, and convenience items in select markets.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

09

APOLLO DIVERSIFIED CREDIT FUND

FUND MANAGEMENT

Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”), which includes the Fund’s investment adviser, Apollo Capital Credit Adviser, LLC, has built one of the world’s largest alternative credit platforms, managing $834 billion in institutional and private assets.17, 18 We draw on 30+ years of experience, seeking to provide excess returns across the risk spectrum through our proprietary origination, an extensive credit toolkit, and a flexible capital base that can respond to the changing needs of borrowers. We offer solutions designed to align with investors’ needs for return—at what we believe to be the appropriate level of risk and liquidity. Apollo Diversified Credit Fund builds on Apollo’s global credit platform, our differentiated sourcing engine, and our status as a preferred lending partner.

The views expressed here are Apollo’s own, unless otherwise noted.

APOLLO DIVERSIFIED CREDIT FUND

GLOSSARY

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Asset-Backed Securities (ABS): Financial securities backed by income-generating assets.

Attribution: An assessment of the performance of a portfolio or its investments.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): A statistic used to assess operating performance and profitability.

ICE BofA US High Yield Index: Measures the performance of US dollar-denominated, below-investment-grade corporate bonds issued in the US market.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Tracks the performance of US dollar–denominated leveraged loans issued by below-investment-grade companies in the US market.

Mortgage-Backed Securities (MBS): Investment products that are backed by mortgages on commercial or residential properties.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

APOLLO DIVERSIFIED CREDIT FUND

SUMMARY OF RISK FACTORS (UNAUDITED)

This material is neither an offer to sell nor a solicitation to purchase any security. Prospective investors should carefully consider the investment objectives, risks, tax information, charges and expenses of Apollo Diversified Credit Fund (the “Fund” or “ADCF”). This and other important information about the Fund is contained in the prospectus, as amended from time to time (the “Prospectus”), which can be obtained by visiting www.apollo.com/adcf. Please read the Prospectus carefully before investing.

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund invests at least 80% of its total assets in debt securities. Prior to investing, prospective investors should consult with their own tax and legal advisors. This investment involves a high degree of risk. Prospective investors should invest in the Fund only if the investor can afford the complete loss of their investment. Prospective investors should carefully read the Prospectus for a description of the risks associated with an investment in the Fund in determining whether an investment in the Fund is suitable. These risks include, but are not limited to, the following:

●	Limited Liquidity. An investor should consider an investment in the Fund to be of limited liquidity and is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s shares are not listed on any securities exchange, and no secondary public market for the sale of the Fund’s interests exists, nor is one likely or expected to develop. As described in the prospectus under “Quarterly Repurchases of Shares,” the Fund provides limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of the Fund’s outstanding shares); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	Below Investment Grade. The Fund invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

●	Use of Leverage. The Fund utilizes leverage which will magnify the potential for loss on amounts invested in the Fund.

●	Fees and Expenses. The Fund is subject to charges for management and other fees regardless of whether the Fund has a positive return. Please refer to the Prospectus for a complete description of expenses to be charged to the Fund.

●	Distributions. The Fund will ordinarily pay distributions, if any, once a quarter. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund may pay distributions in significant part from sources that may not be available in the future and that may be unrelated to the Fund’s performance, such as return of capital and borrowings. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Please refer to the Fund’s most recent Section 19(a) notice, available at www.apollo.com/adcf, for an estimate of the composition of the Fund’s most recent distribution which includes a de minimis return of capital. The Fund’s semi-annual and annual reports filed with the U.S. Securities and Exchange Commission (“SEC”) are available on the Fund’s website and include additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors.

●	Potential Loss of Investment. Investing in the Fund is speculative and involves a high degree of risk and no guarantee or representation is made that the Fund’s investment strategy will be successful under all market conditions, nor do we guarantee any level of return or risk. An investment in the Fund could require a long-term commitment, with limited liquidity and the risk of loss of capital. Investors must have the financial ability, sophistication, experience and willingness to evaluate the merits and bear the risks of such an investment. Such an investment is not suitable for all potential investors. Investors could lose part or all of an investment, and the Fund could incur losses in markets where major indices are rising and falling. Results could be volatile. Accordingly, investors should understand that past performance is not indicative nor a guarantee of future results. Investors in the Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940, as amended. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

●	Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

●	Repurchase Offers. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding shares at net asset value, subject to approval of the Board of Trustees of the Fund. The Fund has in the past received, and may in the future receive, repurchase requests that exceed the limits of a quarterly repurchase offer, and the Fund has in the past repurchased less than the full amount of shares requested, resulting in the repurchase of shares on a pro rata basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

APOLLO DIVERSIFIED CREDIT FUND

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with Prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adcf. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to the Fund’s business, operating results, and financial condition.

FORWARD-LOOKING STATEMENT DISCLOSURE (UNAUDITED)

Certain information contained in this document constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Apollo believes these factors include, but are not limited to, those described under the section entitled “Summary of Risk Factors”, which are further described in the Fund’s prospectus, and any such updated factors included in the Fund’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Fund’s prospectus and other filings. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

ADDITIONAL IMPORTANT DISCLOSURE (UNAUDITED)

Past performance is not indicative nor a guarantee of future returns.

This material is confidential and may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) and is intended solely for the use of the persons to whom it has been delivered. This material does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product or service.

Apollo and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction.

This material represents views as of the date of this material and is subject to change without notice of any kind. This material and the transactions, investments, products, services, securities or other financial instruments referred to in this material are not directed to, or intended for distribution to or use by, any person or entity who is a citizen or resident of or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to any laws or regulations. Recipients may only use this material to the extent permitted by the applicable laws and regulations and should be aware of and observe all such applicable laws and regulations.

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss. Opinions expressed herein reflect the current opinions of Apollo as of the date appearing in the materials only and are based on Apollo’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This material is not complete and the information contained herein may change at any time without notice.

Apollo has not made any representation or warranty, expressed or implied, with respect to fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein (including but not limited to information obtained from third parties unrelated to Apollo). Apollo has no responsibility to update any of the information provided in this material.

Notwithstanding the foregoing, nothing herein is intended to impede an individual from communicating directly with the US Securities and Exchange Commission or other regulatory agency about a possible securities law violation.

APOLLO DIVERSIFIED CREDIT FUND

ENDNOTES

1)	Source: Bloomberg, ICE, Pitchbook.
2)	Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.
3)	Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.
4)	Managed Assets are equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.
5)	Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
6)	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
7)	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www. apollo.com/adcf, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. Under GAAP, the composition of the Fund’s distribution on June 30, 2026 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.
8)	Last Twelve Months’ Distribution Rate (Class I Share) as of June 30, 2026.
9)	Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.
10)	Based on the Fund’s total market value exposure to debt securities.
11)	Based on market value of the Fund’s underlying securities. Excludes cash and other net assets. Totals may not sum due to rounding.
12)	Industries are based on the Global Industry Classification Standard (GICS), where available. Excludes Asset-Backed Finance. Please refer to the characteristics included in the Asset-Backed Finance section for additional information.
13)	Represents weighted average EBITDA of the Fund’s directly originated debt investments based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBITDA).
14)	Weighted average net loan-to-value (LTV) is net debt through the respective loan tranche in which the Fund has invested divided by the estimated enterprise value of the portfolio company. Based on latest information tracked on the Fund’s underlying portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBITDA).
15)	Weighted average yield is represented by yield-to-worst, which is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
16)	“Residual” represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
17)	As of March 31, 2026.

APOLLO DIVERSIFIED CREDIT FUND

18)	Assets under management (“AUM”) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: the net asset value, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations, collateralized debt obligations, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above.

Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways.

Apollo uses AUM, Gross capital deployment and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.

Apollo Diversified Credit Fund	Portfolio Update
June 30, 2026 (Unaudited)

Performance (for the period ended June 30, 2026)

	6 Month	1 Year	3 Year^	5 Year^	Since Inception^	Inception Date
Apollo Diversified Credit Fund - A - With Load*	-3.90%	1.07%	7.63%	4.74%	5.24%	4/3/17
Apollo Diversified Credit Fund - A - Without Load	1.95%	7.26%	9.77%	5.99%	5.92%	4/3/17
Apollo Diversified Credit Fund - C - With Load**	0.63%	5.54%	8.99%	5.45%	5.63%	4/3/17
Apollo Diversified Credit Fund - C - Without Load	1.63%	6.54%	8.99%	5.45%	5.63%	4/3/17
Apollo Diversified Credit Fund - I - NAV	2.08%	7.53%	10.05%	6.17%	6.02%	4/3/17
Apollo Diversified Credit Fund - L - With Load***	-2.53%	2.45%	7.90%	4.88%	5.28%	9/5/17
Apollo Diversified Credit Fund - L - Without Load	1.82%	6.99%	9.48%	5.79%	5.80%	9/5/17
Apollo Diversified Credit Fund - F - NAV	3.39%	10.25%	12.38%	7.94%	7.01%	9/25/17
Apollo Diversified Credit Fund - M - NAV	1.70%	7.03%	9.85%	–	5.99%	11/2/21
ICE BofA US High Yield Index	1.89%	5.74%	8.79%	4.13%	5.05%	4/3/17
Morningstar LSTA US Leveraged Loan Index	1.31%	4.36%	7.55%	6.01%	5.23%	4/3/17
50% Morningstar LSTA US Leveraged Loan Index, 50%ICE BofA US High Yield Index	1.61%	5.06%	8.19%	5.11%	5.16%	4/3/17

^	Annualized
*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00% on shares repurchased during the first 365 days after their purchase.
***	Adjusted for initial maximum sales charge of 4.25%.

The Fund has chosen to benchmark against a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% ICE BofA US High Yield Index to align with target portfolio asset allocation. Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market. ICE BofA US High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. The Fund's current performance is available by calling 1-888-926-2688 or by visiting www.apollo.com/adcf

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/ or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Fund's Board of Trustees (the "Board" or the "Trustees"). The Expense Limitation Agreements will remain in effect at least through April 30, 2027. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Management Agreement between the Adviser and the Fund terminates. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. The voluntary waiver was separate and apart from the contractual waiver. Fund returns would have been lower in the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses. Please review the Fund's Prospectus for additional information regarding the Fund's fees and expenses.

Semi-Annual Report | June 30, 2026 (Unaudited)	16

Apollo Diversified Credit Fund	Portfolio Update
June 30, 2026 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended June 30, 2026)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

17	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (111.28%)(b)
AEROSPACE & DEFENSE (3.49%)
Accel International Holdings, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.25%	7.89%	04/26/32	$293,578	$293,578
Accel International Holdings, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.25%	7.89%	04/26/32	8,532,110	8,548,321
Kaman Corp, First Lien Term Loan(d)(f)	United States	1M SOFR + 2.00%	5.67%	02/26/32	3,884,047	3,882,358
MRO Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.18%	10/04/32	14,887,688	14,859,401
Titan BW Borrower LP, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.41%	07/24/32	685,743	683,275
Titan BW Borrower LP, First Lien Term Loan (2.88% PIK+ 6.13% Cash Rate)(d)(e)(f)(g)	United States	3M SOFR + 5.38%	9.01%	07/24/32	13,820,387	13,770,633
Transdigm Inc., First Lien Term Loan(d)(f)	United States	1M SOFR + 2.50%	6.14%	02/13/33	1,995,000	1,997,244
Vantor Holdings Inc., First Lien Term Loan(d)(f)	United States	1M SOFR + 4.50%	8.12%	03/03/33	13,112,766	13,161,939
						57,196,749
AUTOMOBILE COMPONENTS (1.51%)
Mavis Tire Express Services TopCo, L.P., First Lien Term Loan(d)(f)	United States	3M SOFR + 3.25%	6.92%	05/06/33	3,000,000	3,000,075
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan, A(d)(e)(g)	United States	3M SOFR + 4.75%	8.43%	02/13/32	405,452	403,628
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan, B(c)(d)(e)(g)	United States	3M SOFR + 4.75%	8.42%	02/13/32	2,038,674	2,029,296
Truck-Lite Co., LLC, First Lien Incremental Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	8.41%	02/13/32	533,270	530,870
Truck-Lite Co., LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	8.41%	02/13/32	18,818,611	18,733,927
						24,697,796
BANKS (1.84%)
Patrimonio Autonomo FC - Bayport Nomura B, First Lien Term Loan(e)(h)	Colombia		19.91%	06/30/28	3,932,862	3,923,817
Pluto Holdco Limited, First Lien Term Loan (6.15% PIK)(d)(e)(g)	United Kingdom	3M EURIBOR + 3.85%	6.15%	12/05/26	€14,225,175	16,219,495
Stone Ridge Archimedes Master LP, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.25%	7.94%	08/01/28	$10,000,000	9,967,000
						30,110,312
BUILDING PRODUCTS (3.63%)
CP Atlas Buyer, Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.25%	8.89%	07/08/30	11,762,421	10,373,808
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Incremental Term Loan(d)(e)(i)	Netherlands		8.70%	08/30/28	€7,716,063	5,113,479
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Term Loan(d)(i)	Netherlands		8.96%	08/30/28	$87,188	45,048
LBM Acquisition, LLC, First Lien Term Loan(d)	United States	3M SOFR + 3.75%	7.50%	06/06/31	1,780,682	1,498,319
LBM Acquisition, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.65%	06/06/31	7,443,750	6,684,897
LHS Borrower LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	8.89%	09/04/31	289,520	284,569
LHS Borrower LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	8.89%	09/04/31	13,730,240	13,495,453

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	18

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BUILDING PRODUCTS (continued)
Vc Gb Holdings I Corp, First Lien Term Loan(d)(f)	United States	1M SOFR + 3.50%	7.49%	07/21/28	$21,942,559	$21,996,208
						59,491,781
CAPITAL MARKETS (1.99%)
Russell Investments US Institutional Holdco Inc, First Lien Term Loan (0.75% PIK+ 8.73% Cash Rate)(d)(e)(f)(g)	United States	3M SOFR + 5.75%	9.48%	12/29/32	27,889,180	27,663,278
The Edelman Financial Center, LLC (fka Flight Debt Merger Sub Inc.), First Lien Term Loan(d)(f)	United States	1M SOFR + 4.00%	7.64%	12/01/31	5,000,000	5,019,925
						32,683,203
CHEMICALS (0.13%)
Heubach Holdings USA LLC, First Lien Term Loan(d)(e)(j)	United States		13.75%	01/03/29	194,061	97,031
Nouryon Finance B.V. (fka Starfruit Finco B.V.), First Lien Term Loan(d)(f)	Netherlands	3M SOFR + 3.25%	6.94%	04/03/28	1,989,802	1,992,706
SK Neptune Husky Group SARL (Luxembourg Investment Company 428 S.a r.l.), First Lien Term Loan(d)(e)(j)	Luxembourg		10.75%	01/03/29	3,835,146	0
						2,089,737
COMMERCIAL SERVICES & SUPPLIES (5.46%)
Allied Universal Holdco LLC (fka USAGM Holdco, LLC), First Lien Term Loan(d)(f)	United States	3M SOFR + 3.25%	6.89%	08/20/32	3,434,227	3,439,876
Auctane, Inc. (fka Stamps.com Inc.), First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	9.42%	06/01/33	9,748,744	9,602,512
AVSC Holding Corp., First Lien Revolving Term Loan(c)(d)(e)(g)	United States	3M SOFR + 5.00%	8.64%	12/05/29	173,980	172,588
AVSC Holding Corp., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.64%	12/05/31	13,380,792	13,273,746
Azuria Water Solutions, Inc., First Lien Term Loan(d)(f)	United States	1M SOFR + 2.75%	6.48%	04/25/33	3,087,772	3,085,579
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	8.89%	10/01/29	7,148,396	7,074,768
Garda World Security Corporation, First Lien Term Loan(d)(f)	Canada	3M SOFR + 2.75%	6.42%	02/01/29	6,030,888	6,030,888
LIDO Purchaser, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	8.43%	04/04/33	9,333,333	9,286,667
Pye-Barker Fire & Safety LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 2.50%	6.23%	12/16/32	81,600	81,815
Pye-Barker Fire & Safety LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 2.50%	6.23%	12/16/32	3,480,000	3,489,187
R. R. Donnelley & Sons Company, First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.39%	08/08/29	1,715,291	1,693,164
R. R. Donnelley & Sons Company, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.39%	08/08/29	7,367,448	7,272,408
Saber Parent Holdings Corp, First Lien Delayed Draw Term Loan (2.25% PIK+ 6.13% Cash Rate)(c)(d)(e)(g)	United States	3M SOFR + 4.75%	8.38%	12/16/32	751,063	755,569
Saber Parent Holdings Corp, First Lien Revolving Term Loan(c)(d)(e)	United States	PRIME + 3.50%	10.25%	12/16/32	951,901	958,564
Saber Parent Holdings Corp, First Lien Term Loan (2.25% PIK+ 6.17% Cash Rate)(d)(e)(f)(g)	United States	3M SOFR + 4.75%	8.42%	12/16/32	15,023,099	15,113,238

See Notes to Consolidated Financial Statements.
19	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL SERVICES & SUPPLIES (continued)
Trugreen Limited Partnership, First Lien Term Loan(d)(f)	United States	1M SOFR + 4.00%	7.77%	11/02/27	$8,485,246	$8,145,836
						89,476,405
CONSTRUCTION & ENGINEERING (1.39%)
Fire Flow Intermediate Corporation, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.48%	07/10/31	1,552,500	1,546,135
Fire Flow Intermediate Corporation, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.75%	8.41%	07/10/31	14,775,000	14,714,422
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.17%	10/15/31	1,109,202	1,100,329
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.17%	10/15/31	171,779	170,405
Geotechnical Merger Sub, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.17%	10/15/31	5,300,614	5,258,209
						22,789,500
CONSUMER STAPLES DISTRIBUTION & RETAIL (4.27%)
Altern Marketing, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.25%	7.91%	02/05/31	714,834	704,683
BCPE Empire Holdings, Inc., First Lien Term Loan(d)(f)	United States	1M SOFR + 3.50%	7.14%	12/29/32	5,501,346	5,444,050
Bellis Acquisition Company PLC, First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 4.00%	6.49%	05/14/31	€6,700,000	7,271,016
Bellis Acquisition Company PLC, First Lien Term Loan(d)(e)	United Kingdom	3M SONIA + 5.75%	9.76%	10/22/29	£12,000,000	15,543,382
Golden Hippo Pet, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.25%	7.91%	02/05/31	$7,703,005	7,590,541
Golden Hippo Pet, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	8.40%	02/05/31	1,408,609	1,388,043
Market Bidco Limited, First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 4.50%	6.73%	11/04/30	€4,500,000	5,158,495
Nourish Buyer I Inc, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.00%	7.67%	07/09/32	$16,915,106	17,068,357
Viking Baked Goods Acquisition Corporation, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.73%	11/04/31	9,850,000	9,850,000
						70,018,567
CONTAINERS & PACKAGING (2.03%)
ProAmpac PG Borrower LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.00%	7.66%	03/07/33	5,000,000	4,925,000
TricorBraun Holdings, Inc., First Lien Term Loan(d)(f)	United States	1M SOFR + 3.25%	6.89%	03/03/31	4,116,627	3,861,910
Trident TPI Holdings, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 3.75%	7.48%	09/15/28	25,494,801	24,517,458
						33,304,368
DIVERSIFIED CONSUMER SERVICES (2.51%)
Eagle Bidco Limited, First Lien Term Loan(d)	United Kingdom	3M SONIA COMP + 4.5%	8.23%	02/29/32	£8,000,000	10,662,033
Excelligence Learning Corporation, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.75%	9.48%	01/18/30	$783,562	669,788
Excelligence Learning Corporation, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	9.48%	01/18/30	10,966,747	9,399,598
Ichnaea UK Bidco Limited, First Lien Term Loan B(d)(e)	United Kingdom	3M SONIA + 6.00%	9.78%	10/05/29	£5,000,000	6,575,230

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	20

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DIVERSIFIED CONSUMER SERVICES (continued)
International Schools Partnership Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United Kingdom	3M EURIBOR + 4.50%	6.96%	07/06/31	€3,002,247	$3,385,074
International Schools Partnership Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M EURIBOR + 4.50%	6.62%	07/06/31	4,289,103	4,836,023
Legends Hospitality Holding Company, LLC, First Lien Delayed Draw Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	8.66%	08/22/31	$297,413	294,067
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.64%	08/22/30	165,000	163,144
Legends Hospitality Holding Company, LLC, First Lien Term Loan (2.75% PIK+ 6.41% Cash Rate)(d)(e)(f)(g)	United States	3M SOFR + 2.75%	9.16%	08/22/31	5,267,773	5,208,510
						41,193,467
DIVERSIFIED TELECOMMUNICATION SERVICES (1.81%)
CSC Holdings, LLC, First Lien Revolving Term Loan(c)(d)	United States	3M SOFR + 2.25%	5.98%	07/13/27	11,862,512	7,809,447
CSC Holdings, LLC, First Lien Term Loan(d)	United States	PRIME + 1.50%	8.25%	04/15/27	16,754,710	11,795,316
Windstream Services, LLC (fka Windstream Corporation), First Lien Term Loan(d)(f)	United States	3M SOFR + 4.00%	7.64%	10/06/32	9,950,000	10,024,625
						29,629,388
ELECTRIC UTILITIES (0.68%)
Alpha Generation LLC, First Lien Term Loan(d)(f)	United States	1M SOFR + 1.75%	5.39%	06/10/33	3,000,000	2,971,875
BGIF IV Fearless Utility Services, Inc., First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.00%	8.65%	06/09/31	1,872,642	1,845,113
BGIF IV Fearless Utility Services, Inc., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.65%	06/07/30	94,340	92,953
BGIF IV Fearless Utility Services, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.65%	06/09/31	6,395,519	6,301,505
						11,211,446
ENTERTAINMENT (2.48%)
Discovery Global Holdings Inc (fka WarnerMedia Holdings, Inc.), First Lien Term Loan(d)(f)	United States	1M SOFR + 2.50%	6.14%	06/03/33	8,291,039	8,303,641
January Capital Holdco, LLC, First Lien Term Loan (6.66% PIK)(d)(e)(g)	United States	3M SOFR + 3.00%	6.66%	09/13/29	12,015,663	12,015,663
Playtika Holding Corp., First Lien Term Loan(d)(f)	United States	3M SOFR + 2.75%	6.51%	03/13/28	20,955,147	20,388,206
						40,707,510
FINANCIAL SERVICES (9.14%)
Alkeme Intermediary Holdings LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.73%	05/28/27	3,885,611	3,870,846
BCPE Maverick Parent, LP, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United States	3M SOFR + 3.25%	6.98%	10/14/27	31,460,758	31,485,927
Bridgepoint Europe VI Finance SARL, First Lien Term Loan (5.85% PIK)(d)(e)(g)	Luxembourg	3M EURIBOR + 3.50%	5.85%	06/25/30	€5,807,391	6,617,585
Cerity Partners Equity Holding LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.15%	07/28/31	$356,697	353,451
CFC USA 2025 LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.50%	7.18%	07/01/32	4,276,999	4,034,643

See Notes to Consolidated Financial Statements.
21	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FINANCIAL SERVICES (continued)
Evoriel, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	France	6M EURIBOR + 5.25%	7.40%	04/02/31	€915,254	$1,040,537
Evoriel, First Lien Delayed Draw Term Loan(d)(e)(g)	France	6M EURIBOR + 5.25%	7.40%	04/02/31	1,467,861	1,668,786
Evoriel, First Lien Term Loan(d)(e)(g)	France	6M EURIBOR + 5.25%	7.40%	04/02/31	2,854,173	3,244,861
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.14%	10/04/30	$3,323,201	3,279,668
GC Waves Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.14%	10/04/30	6,257,473	6,175,500
Hurricane Cleanco Limited, First Lien Term Loan (6.25% PIK+ 6.25% Cash Rate)(d)(e)(g)	United Kingdom	3M SONIA + 6.25%	12.50%	11/21/29	£5,845,920	7,465,104
Madonna Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	Jersey	3M SONIA + 5.00%	8.73%	10/27/31	56,667	74,286
Madonna Bidco Limited, First Lien Term Loan(d)(e)(g)	Jersey	3M SONIA + 5.00%	8.73%	10/27/31	5,444,444	7,137,307
Paisley Bidco Limited, First Lien Delayed Draw Term Loan 4 (2.00% PIK+ 6.17% Cash Rate)(d)(e)(g)	United Kingdom	3M SONIA + 5.50%	8.17%	05/07/31	360,468	453,855
Paisley Bidco Limited, First Lien Delayed Draw Term Loan 5(c)(d)(e)(g)	United Kingdom	3M SONIA + 5.50%	7.65%	05/07/31	2,386,241	3,004,443
Paisley Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	6M EURIBOR + 5.50%	7.65%	05/07/31	€2,934	3,183
Paisley Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.50	9.23%	05/07/31	£1,195	1,504
Paisley Bidco Limited, First Lien Term Loan (2.00% PIK+ 5.65% Cash Rate)(d)(e)(g)	United Kingdom	6M EURIBOR + 5.50%	7.65%	05/07/31	€1,843,436	1,999,513
Paisley Bidco Limited, First Lien Term Loan (2.00% PIK+ 7.23% Cash Rate)(d)(e)(g)	United Kingdom	3M SONIA + 5.50%	9.23%	05/07/31	£5,367,333	6,757,846
Pathfinder Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.00%	8.73%	04/08/33	9,000,000	11,759,010
RE Closing Buyer Corp., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.50%	9.23%	09/27/31	$9,825,000	9,616,710
RE Closing Buyer Corp., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	9.23%	09/27/31	1,580,000	1,546,504
Stretto, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	8.91%	10/13/28	13,312,500	12,996,994
SVF II Finco (Cayman) LP, First Lien Delayed Draw Term Loan(d)(e)	Japan	3M SOFR + 3.25%	6.98%	04/25/29	14,017,064	14,031,081
Tulip Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United Kingdom	3M SONIA + 4.95%	7.24%	12/13/27	£2,896,945	3,813,074
VEPF VII Holdings, L.P., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.17%	02/28/28	$3,223,269	3,223,269
WH Borrower, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.14%	02/20/32	1,309,977	1,313,999
WH Borrower, LLC, First Lien Term Loan B(d)(f)(k)	United States	3M SOFR + 4.75%		02/20/32	3,000,000	3,011,250
						149,980,735
FOOD PRODUCTS (0.97%)
Froneri Lux FinCo SARL, First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 3.00%	5.15%	09/30/32	€10,000,000	11,388,197

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	22

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FOOD PRODUCTS (continued)
Froneri US, Inc., First Lien Term Loan(d)(f)	United States	6M SOFR + 2.50%	6.13%	09/30/32	$4,577,000	$4,550,865
						15,939,062
GAS UTILITIES (0.18%)
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 2.23%	5.87%	05/25/29	325,743	325,613
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 2.23%	5.87%	05/25/29	2,604,189	2,603,147
						2,928,760
GROUND TRANSPORTATION (0.46%)
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.41%	06/30/28	3,488,781	3,435,751
GB AIT Buyer, Inc., First Lien Term Loan(d)(f)	United States	1M SOFR + 4.25%	7.91%	04/29/33	4,166,667	4,173,583
						7,609,334
HEALTH CARE EQUIPMENT & SUPPLIES (0.79%)
Heartbeat BidCo GmbH, First Lien Delayed Draw Term Loan(c)(d)(e)	Germany	6M EURIBOR + 5.50%	7.79%	06/28/30	€216,216	244,034
Heartbeat BidCo GmbH, First Lien Term Loan(d)(e)	Germany	6M EURIBOR + 6.50%	8.79%	06/28/30	4,000,000	4,541,133
Spruce Bidco II Inc., First Lien Revolving Term Loan(c)(d)(e)(g)	United States	3M SOFR + 4.75%	8.41%	01/30/32	$297,018	293,721
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(g)	United States	TONA + 5.00%	5.98%	01/30/32	¥64,950,560	396,147
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(g)	United States	3M CORRA + 4.75%	7.05%	01/30/32	CAD 607,441	425,005
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.75%	8.41%	01/30/32	$3,355,101	3,317,859
Zeus Company LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.40%	9.13%	02/28/31	347,018	311,865
Zeus Company LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.40%	9.14%	02/28/30	87,719	78,833
Zeus Company LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.40%	9.13%	02/28/31	3,753,896	3,373,627
						12,982,224
HEALTH CARE PROVIDERS & SERVICES (8.94%)
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.64%	10/31/30	16,756,551	16,614,121
Aryeh Bidco Investment Ltd., First Lien Delayed Draw Term Loan(c)(d)(e)(g)	Canada	3M CORRA + 5.00%	7.29%	01/14/33	CAD 362,903	252,043
Aryeh Bidco Investment Ltd., First Lien Revolving Term Loan(c)(d)(e)	Canada	3M CORRA + 5.00%	7.29%	01/14/33	217,742	151,164
Aryeh Bidco Investment Ltd., First Lien Term Loan(d)(e)(g)	Canada	3M CORRA + 5.00%	7.29%	01/14/33	13,645,161	9,471,036
Coding Solutions Acquisition Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.64%	08/07/31	$4,383,573	4,220,066
Coding Solutions Acquisition Inc, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	8.64%	08/07/31	429,623	413,598
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United Kingdom	3M SONIA COMP + 5.50%	9.26%	09/30/31	£300,000	393,081
EHC Holdings Holdco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.50%	9.23%	09/30/31	6,000,000	7,861,624
ExactCare Parent, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.50%	9.15%	11/05/29	$4,406,762	4,406,762

See Notes to Consolidated Financial Statements.
23	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE PROVIDERS & SERVICES (continued)
Hanger, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 3.50%	7.14%	10/23/31	$400,683	$402,616
Hanger, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 3.50%	7.14%	10/23/31	4,374,287	4,395,393
Health, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.64%	06/28/29	7,221,375	7,221,375
OMH-Healthedge Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.25%	7.98%	04/01/30	16,062,337	15,623,835
One Call Corporation (fka Opal Acquisition, Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.75%	9.48%	09/10/30	3,987,500	3,944,435
One Call Corporation (fka Opal Acquisition, Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.75%	9.48%	09/10/30	16,658,141	16,478,233
Opseo Holding B.V., First Lien Term Loan(d)(e)(g)	Netherlands	3M EURIBOR + 4.90%	7.19%	01/21/33	€21,977,358	24,752,151
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited, First Lien Term Loan(d)(e)	United Kingdom	3M SONIA + 6.25%	10.22%	11/19/29	£3,703,704	4,826,817
Radiology Partners, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.23%	06/30/32	$6,947,500	6,954,725
Sparkle Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United Kingdom	3M SONIA + 5.25%	9.00%	10/14/32	£750,000	981,111
Sparkle Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.25%	9.01%	10/14/32	9,500,000	12,427,410
US Fertility Enterprises, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.25%	6.98%	12/30/32	$4,757,895	4,778,711
						146,570,307
HEALTH CARE TECHNOLOGY (5.29%)
Acentra Holdings, LLC (fka CNSI Holdings, LLC), First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 5.50%	9.23%	12/17/29	8,685,000	8,685,000
Advarra Holdings, Inc., First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.14%	09/15/31	3,575,174	3,525,836
Advarra Holdings, Inc., First Lien Incremental Term Loan 2(d)(e)(f)	United States	3M SOFR + 4.50%	8.14%	09/15/31	4,962,025	4,893,550
Advarra Holdings, Inc., First Lien Term Loan B Refinance(d)(e)(f)	United States	3M SOFR + 4.50%	8.14%	09/15/31	8,888,787	8,766,122
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Incremental Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.39%	09/02/31	2,178,127	2,126,288
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.39%	09/02/31	5,082,297	4,961,338
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Term Loan 2025-B(d)(e)(f)	United States	3M SOFR + 4.75%	8.39%	09/02/31	14,056,349	13,721,808
Gainwell Acquisition Corp. (Milano Acquisition Corp), First Lien Term Loan(d)(f)	United States	3M SOFR + 4.00%	7.83%	10/01/27	19,554,994	19,294,326
Goldeneye Parent, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.75%	8.39%	03/31/32	6,485,919	6,311,448
Inovalon Holdings, Inc., First Lien Term Loan (2.75% PIK+ 6.68% Cash Rate)(d)(e)(g)	United States	3M SOFR + 2.75%	9.43%	11/24/28	9,366,215	8,335,931

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	24

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE TECHNOLOGY (continued)
Inovalon Holdings, Inc., Second Lien Term Loan(d)(e)(g)(i)	United States		12.43%	11/24/29	$92,454	$46,458
Wisdom Purchaser, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.25%	7.98%	07/24/32	6,312,031	6,171,904
						86,840,009
HOTELS, RESTAURANTS & LEISURE (4.70%)
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 6.75%	10.40%	07/18/28	527,957	506,047
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan, Amendment 2(d)(e)	United States	3M SOFR + 6.75%	10.39%	07/18/28	548,425	525,666
CircusTrix Holdings LLC, First Lien Revolving Term Loan(d)(e)	United States	3M SOFR + 6.75%	10.39%	07/18/28	268,817	257,661
CircusTrix Holdings LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.75%	10.39%	07/18/28	4,078,226	3,908,979
Crunch Fitness Merger Sub, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.14%	09/26/31	8,757,353	8,765,235
Delivery Hero Finco LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.64%	12/12/29	11,405,124	11,479,999
Delivery Hero Finco LLC, First Lien Term Loan(d)(f)	United States	1M SOFR + 5.00%	8.64%	06/30/32	9,910,753	10,022,248
Endeavor Operating Co LLC, First Lien Term Loan(d)(f)	United States	1M SOFR + 2.75%	6.39%	03/24/32	8,910,000	8,931,161
Endeavor Operating Co LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 3.75%	7.39%	03/24/28	1,282,897	1,276,995
Intralot Capital Luxembourg SA, First Lien Term Loan(d)(e)	Greece	3M SONIA + 5.50%	9.23%	09/18/31	£6,000,000	7,813,872
Invited, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	8.98%	06/09/32	$4,275,362	4,232,609
Joker Holdco 3 SARL, First Lien Term Loan(d)(e)	Luxembourg	6M EURIBOR + 6.00%	8.44%	04/19/31	€4,625,000	5,254,913
OB Global Openbet Holdings 2 LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.00%	9.73%	09/24/29	$7,625,000	7,554,088
Scientific Games Holdings LP, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.00%	6.67%	04/04/29	3,402,599	3,360,236
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	1M SOFR + 5.00%	8.66%	08/02/30	992,225	940,927
WH BorrowerCo, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.67%	08/02/30	116,541	110,516
WH BorrowerCo, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.66%	08/02/30	2,248,652	2,132,397
						77,073,549
HOUSEHOLD DURABLES (0.27%)
Poly-Wood, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.88%	8.52%	03/20/30	967,237	962,691
Poly-Wood, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.88%	8.52%	03/20/30	3,554,454	3,537,748
						4,500,439
INSURANCE (5.65%)
Asurion, LLC (fka Asurion Corporation), First Lien Term Loan(d)(f)	United States	1M SOFR + 4.25%	7.91%	09/19/30	5,907,218	5,856,770
Diot Siaci Symphony Bidco Sarl (aka DIOT-SIACI BidCo SAS), First Lien Term Loan(d)	France	6M EURIBOR + 3.25%	5.54%	07/26/32	€20,000,000	22,837,637
Galway Borrower LLC, First Lien Delayed Draw Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.23%	09/29/28	$69,934	69,885

See Notes to Consolidated Financial Statements.
25	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
INSURANCE (continued)
Galway Borrower LLC, First Lien Delayed Draw Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.23%	09/29/28	$93,050	$92,985
Galway Borrower LLC, First Lien Revolving Term Loan(c)(d)(e)(g)	United States	3M SOFR + 4.50%	8.24%	09/29/28	105,700	105,648
Galway Borrower LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.50%	8.23%	09/29/28	3,716,231	3,683,714
HIG Finance 2 Limited, First Lien Term Loan(d)(f)	United Kingdom	3M SOFR + 2.75%	6.39%	04/18/30	1,015,431	959,836
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.14%	06/11/31	955,212	945,851
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.14%	06/11/31	462,784	458,249
Higginbotham Insurance Agency, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.14%	06/11/31	5,484,523	5,430,774
Hyperion Refinance SARL, First Lien Delayed Draw Term Loan(c)(d)(e)	United Kingdom	3M SOFR + 4.75%	8.40%	02/15/31	6,900,000	6,636,420
Hyperion Refinance SARL, First Lien Term Loan(d)(f)	United Kingdom	3M SOFR + 2.75%	6.39%	02/15/31	9,734,225	9,164,772
IRIS Specialty Acquisition LLC, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United States	3M SOFR + 4.50%	8.23%	11/20/32	172,782	170,916
IRIS Specialty Acquisition LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.14%	11/20/32	383,959	379,812
IRIS Specialty Acquisition LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.23%	11/20/32	11,390,785	11,267,765
Koala Investment Holdings, Inc., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.25%	7.98%	08/29/32	355,228	349,509
Koala Investment Holdings, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.25%	7.99%	08/29/32	7,821,716	7,695,786
SG Acquisition, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.43%	04/03/30	9,708,366	9,628,758
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.39%	10/31/31	986,881	970,992
Thg Acquisition, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.38%	10/31/31	164,200	161,557
Thg Acquisition, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	8.39%	10/31/31	5,920,286	5,824,970
						92,692,606
INTERACTIVE MEDIA & SERVICES (1.05%)
Aurelia Netherlands BV, First Lien Term Loan(d)(e)(g)	Netherlands	6M EURIBOR + 4.75%	6.95%	05/29/31	€15,000,000	17,214,351

IT SERVICES (1.49%)
Financiere Astek, First Lien Delayed Draw Term Loan(c)(d)(e)	France	3M EURIBOR + 6.50%	8.79%	04/25/31	1,912,000	2,118,449
Financiere Astek, First Lien Term Loan(d)(e)	France	3M EURIBOR + 6.50%	8.79%	04/25/31	4,662,000	5,165,381
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United Kingdom	1M EURIBOR + 4.65%	8.38%	07/11/29	1,960,487	2,183,596
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(d)(e)(g)	United Kingdom	6M EURIBOR + 4.65%	8.38%	07/11/29	1,750,000	1,949,154

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	26

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
IT SERVICES (continued)
Investment Company 24 Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	6M EURIBOR + 4.65%	6.94%	07/11/29	€1,410,281	$1,570,775
Investment Company 24 Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA COMP + 4.65%	8.38%	07/11/29	£2,295,636	2,971,059
Vensure Employer Services, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.67%	09/27/31	$7,886,712	7,644,590
Yucca Growth Infrastructure, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	1M SOFR + 3.00%	6.75%	09/18/26	149,350	147,916
Yucca Growth Infrastructure, LLC, First Lien Term Loan(d)(e)(f)	United States	1M SOFR + 3.00%	6.71%	09/18/26	685,775	679,191
						24,430,111
LEISURE PRODUCTS (1.11%)
Kingpin Intermediate Holdings LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.25%	6.89%	09/22/32	1,488,119	1,302,476
Neutron Holdings, Inc., First Lien Term Loan(e)(h)	United States		10.00%	09/30/26	10,000,000	10,000,000
Peloton Interactive, Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.50%	9.14%	05/30/29	6,860,000	6,894,300
						18,196,776
LIFE SCIENCES TOOLS & SERVICES (0.85%)
Curia Global, Inc., First Lien Delayed Draw Term Loan (2.00% PIK+ 9.92% Cash Rate)(c)(d)(e)(g)	United States	3M SOFR + 8.25%	11.92%	12/06/29	737,685	735,841
Curia Global, Inc., First Lien Term Loan (9.90% PIK)(d)(e)(g)	United States	3M SOFR + 6.25%	9.90%	12/06/29	237,874	237,279
Curia Global, Inc., First Lien Term Loan (9.92% PIK)(d)(e)(g)	United States	3M SOFR + 6.25%	9.92%	12/06/29	15,877,820	12,622,867
Curia Global, Inc., First Lien Term Loan (2.00% PIK+ 9.92% Cash Rate)(d)(e)(g)	United States	3M SOFR + 8.25%	11.92%	12/06/29	59,469	59,320
Curia Global, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 8.25%	11.92%	12/06/29	35,694	35,605
Curia Receivables II SPV, LLC, First Lien Revolving Term Loan(d)(e)	United States	1M SOFR + 6.25%	9.89%	01/29/29	336,160	335,319
						14,026,231
MACHINERY (2.81%)
Ideal Components Acquisition, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.64%	06/30/32	442,748	439,693
Ideal Components Acquisition, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.64%	06/30/32	7,424,809	7,372,093
JPW Industries Holding Corporation, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.88%	9.51%	11/22/28	6,305,739	6,240,160
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.50%	10.14%	10/02/29	4,862,500	4,778,379
NFO Orange Buyer, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	PRIME + 3.50%	10.25%	01/13/33	752,632	744,277
NFO Orange Buyer, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.24%	01/13/33	9,578,947	9,472,621
Uft Buyer LLC, First Lien Delayed Draw Term Loan (2.75% PIK+ 5.98% Cash Rate)(c)(d)(e)(g)	United States	3M SOFR + 5.00%	8.73%	12/06/32	582,815	582,815
Uft Buyer LLC, First Lien Term Loan (2.75% PIK+ 5.98% Cash Rate)(d)(e)(f)(g)	United States	3M SOFR + 5.00%	8.73%	12/06/32	6,752,357	6,752,357
Zenith AcquisitionCo, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United States	3M SOFR + 4.50%	8.17%	01/13/33	217,232	217,210

See Notes to Consolidated Financial Statements.
27	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
MACHINERY (continued)
Zenith AcquisitionCo, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.17%	01/13/33		$9,470,167	$9,469,220
							46,068,825
MEDIA (1.38%)
Radiate Holdco, LLC, First Lien Delayed Draw Term Loan(c)(d)	United States	1M SOFR + 4.00%	7.64%	06/26/29		169,254	169,719
Radiate Holdco, LLC, First Lien Term Loan(d)	United States	1M SOFR + 4.00%	7.64%	06/26/29		169,254	169,720
Radiate Holdco, LLC, First Lien Term Loan (1.50% PIK+ 7.26% Cash Rate)(d)(g)	United States	3M SOFR + 5.11%	8.76%	09/25/29		22,794,065	20,602,378
Ziggo Financing Partnership, First Lien Term Loan(d)(f)	Netherlands	3M SOFR + 3.22%	6.91%	01/15/33		1,753,873	1,697,697
							22,639,514
METALS & MINING (0.60%)
Tiger Acquisition, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 2.75%	6.40%	08/23/32		9,775,222	9,799,660

OIL, GAS & CONSUMABLE FUELS (0.64%)
Blackfin Pipeline LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.00%	6.69%	09/29/32		3,980,000	3,999,064
CP2 LNG Holdings, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.50%	7.14%	07/28/28		5,958,333	5,804,608
CP2 LNG Holdings, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.50%	7.14%	07/28/28		636,667	620,241
							10,423,913
PAPER & FOREST PRODUCTS (0.27%)
Ahlstrom Holding 3 Oy (SpA Holdings 3 Oy), First Lien Term Loan(d)(f)	Finland	6M SOFR + 4.25%	8.24%	05/23/30		4,519,736	4,506,561

PERSONAL CARE PRODUCTS (1.56%)
KDC/ONE Development Corporation, Inc., First Lien Term Loan(d)(f)	Canada	3M SOFR + 3.50%	7.14%	08/15/28		6,573,023	6,578,051
Parfums Holding Company, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.73%	06/27/30		8,135,474	8,083,408
Silk Holdings III Corp., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.11%	12/03/32		58,491	58,210
Silk Holdings III Corp., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.11%	12/03/32		10,959,595	10,906,989
							25,626,658
PHARMACEUTICALS (3.08%)
Apple SG Bidco Pte. Ltd., First Lien Term Loan(d)(e)(g)	Australia	6M BBSW + 4.75%	9.24%	03/19/33	AUD	12,700,303	8,705,101
Apple SG Bidco Pte. Ltd., First Lien Term Loan(d)(e)(g)	Australia	6M BBSW + 4.75%	9.24%	03/19/33		10,000	6,854
Bastille Bidco SAS, First Lien Term Loan(d)(e)(g)	France	3M EURIBOR + 4.75%	6.92%	10/07/32		€13,000,000	14,737,889
Creek Parent, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	8.64%	12/18/31		$8,633,571	8,500,614
Kairos Intermediateco AB, First Lien Term Loan(d)(e)(g)	Sweden	6M EURIBOR + 4.75%	7.13%	08/26/32		€8,173,474	9,298,821
Kairos Intermediateco AB, First Lien Term Loan(d)(e)(g)	Sweden	3M SONIA + 4.75%	8.49%	08/26/32		£3,373,741	4,455,420

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	28

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
PHARMACEUTICALS (continued)
Kairos Intermediateco AB, First Lien Term Loan(d)(e)(g)	Sweden	3M NIBOR + 4.75%	9.31%	08/26/32	kr	47,421,321	$4,769,679
							50,474,378
PROFESSIONAL SERVICES (5.88%)
BDO USA, P.A., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.12%	08/31/28		$3,391,146	3,266,691
BDO USA, P.A., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.65%	08/31/28		21,545,660	20,963,927
Consult Bidco Ltd, First Lien Term Loan(d)(e)(g)	United Kingdom	6M SOFR + 5.00%	8.62%	03/07/33		5,861,508	5,781,205
Consult Bidco Ltd, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.00%	8.73%	03/07/33		£6,090,871	7,970,995
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.65%	11/26/30		$1,236,721	1,236,721
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.00%	8.66%	11/26/30		2,313,663	2,311,118
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.00%	8.69%	11/26/30		6,479,070	6,479,070
Crete PA Holdco, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	8.67%	11/26/30		2,325,581	2,323,023
Deerfield Dakota Holding, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	8.89%	09/13/32		314,286	309,666
Deerfield Dakota Holding, LLC, First Lien Term Loan (2.75% PIK+ 6.73% Cash Rate)(d)(e)(g)	United States	3M SOFR + 5.75%	9.48%	09/13/32		9,298,902	9,162,208
EAB Global, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 3.00%	6.64%	08/16/30		5,425,795	4,903,562
Grant Thornton Advisors Holdings LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 2.75%	6.39%	06/02/31		7,332,304	6,995,494
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.48%	09/01/31		296,797	293,265
Jensen Hughes, Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.42%	09/01/31		4,756,847	4,700,240
Qinetic, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.75%	8.41%	05/02/33		10,500,000	10,395,000
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan(c)(d)(e)	Ireland	3M EURIBOR + 5.25%	7.54%	03/19/32		346,193	343,562
Sigma Irish Acquico Limited, First Lien Term Loan(d)(e)	Ireland	3M EURIBOR + 5.25%	7.54%	03/19/32		€2,898,581	3,292,698
Sigma Irish Acquico Limited, First Lien Term Loan(d)(e)	Ireland	1M SOFR + 5.25%	8.87%	03/19/32		$3,042,988	3,019,862
Trilon Group LLC, First Lien Term Loan(d)(f)	United States	1M SOFR + 3.50%	7.12%	06/05/33		2,755,102	2,758,546
							96,506,853
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.14%)
Kronos I UK Ltd, First Lien Delayed Draw Term Loan(d)(e)	United Kingdom	3M SOFR + 2.25%	6.23%	09/21/27		17,500,000	17,512,250
Kronos I UK Ltd, First Lien Term Loan(d)(e)	United Kingdom	3M SOFR + 2.50%	6.48%	09/21/27		17,500,000	17,512,250
							35,024,500
SOFTWARE (10.39%)
Armstrong Bidco Limited, First Lien Delayed Draw Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.25%	8.98%	06/28/29		£1,524,507	1,861,019
Armstrong Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.25%	8.98%	06/28/29		3,096,832	3,780,412
Artifact Bidco, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.15%	7.88%	07/28/31		$6,339,901	6,159,848
Azurite Intermediate Holdings, Inc., First Lien Delayed Draw Term Loan(d)(e)(g)	United States	3M SOFR + 6.00%	9.65%	03/19/31		2,094,863	1,977,551

See Notes to Consolidated Financial Statements.
29	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SOFTWARE (continued)
Azurite Intermediate Holdings, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 6.00%	9.64%	03/19/31	$921,929	$870,301
Cascade Intermediate II, Inc., First Lien Term Loan (13.00% PIK)(e)(g)(h)	United States		13.00%	09/24/33	1,701,780	1,564,956
Cascade Parent Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.75%	9.39%	09/24/31	10,491,075	10,105,004
Clover Holdings 2, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.75%	7.38%	12/09/31	808,584	773,880
CoreWeave Financing DDTL V LLC, First Lien Term Loan(c)(d)	United States	1M SOFR + 4.50%	8.12%	11/06/31	100,173	102,325
Cotiviti, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 2.75%	6.37%	03/26/32	6,025,958	5,485,520
Coupa Software Incorporated, First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 5.25%	8.90%	02/27/30	395,370	379,753
Coupa Software Incorporated, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	8.90%	02/27/29	203,332	195,341
Coupa Software Incorporated, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	8.91%	02/27/30	4,406,735	4,232,669
Crewline Buyer, Inc., First Lien Incremental Term Loan(d)(e)	United States	3M SOFR + 6.75%	10.41%	11/08/30	7,528,302	7,331,813
Databricks, Inc., First Lien Term Loan(d)	United States	3M SOFR + 4.50%	8.11%	01/05/32	8,661,009	8,650,183
Edition Holdings, Inc., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.15%	12/20/32	66,998	66,220
Edition Holdings, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.14%	12/20/32	23,997,564	23,719,193
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	8.68%	07/02/31	572,030	563,678
Everbridge Holdings, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.68%	07/02/31	5,837,037	5,751,816
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.48%	09/30/30	9,659,161	9,382,909
Evergreen IX Borrower 2023, LLC, First Lien Term Loan, Amendment 2(d)(e)(f)	United States	3M SOFR + 4.75%	8.48%	09/30/30	1,965,000	1,908,801
Homecare Software Solutions LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.25%	8.89%	06/16/31	10,440,308	10,218,973
Jeppesen Holdings, LLC, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.75%	8.41%	11/01/32	17,112,676	16,927,859
MetaTiedot Midco SARL, First Lien Delayed Draw Term Loan(d)(e)	Luxembourg	3M EURIBOR + 5.00%	7.16%	11/27/31	€314,583	339,780
MetaTiedot Midco SARL, First Lien Revolving Term Loan(c)(d)(e)	Luxembourg	3M EURIBOR + 5.00%	7.21%	11/27/30	71,302	77,534
MetaTiedot Midco SARL, First Lien Term Loan(d)(e)	Luxembourg	3M EURIBOR + 5.00%	7.23%	11/27/31	3,522,300	3,804,422
MetaTiedot Midco SARL, First Lien Term Loan(d)(e)	Luxembourg	3M SOFR + 5.00%	8.67%	11/27/31	$2,637,753	2,481,862
Polaris Newco, LLC, First Lien Term Loan(d)	United States	3M SOFR + 4.00%	7.93%	06/02/28	8,779,324	7,652,147
QBS Parent, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)(g)	United States	3M SOFR + 4.75%	8.48%	06/03/32	102,043	98,829
QBS Parent, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.23%	06/03/32	8,450,781	8,184,581
Runway Bidco, LLC, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.23%	12/17/31	10,791,001	10,417,633
Zendesk, Inc., First Lien Delayed Draw Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	8.73%	11/22/28	1,158,726	1,076,572

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	30

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SOFTWARE (continued)
Zendesk, Inc., First Lien Delayed Draw Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	8.73%	11/22/28	$2,207,632	$2,051,111
Zendesk, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	8.73%	11/22/28	13,201,274	12,265,303
						170,459,798
SPECIALTY RETAIL (0.95%)
Mahwah Bergen Retail Group, Inc. (Ascena Retail Group, Inc.), First Lien Term Loan(d)(j)(l)	United States		4.50%	08/21/22	1,435,369	2,318
PetSmart LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.00%	7.65%	08/18/32	4,369,786	4,370,703
S&S Holdings LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.65%	10/01/31	6,819,158	6,498,658
The Men's Wearhouse, LLC, First Lien Term Loan(d)(f)	United States	1M SOFR + 5.75%	9.41%	01/28/31	4,664,423	4,713,563
						15,585,242
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.65%)
VCI Asset Holdings 1 LLC, First Lien Term Loan(e)(f)(h)	United States		10.00%	11/20/30	19,387,997	20,690,871
VCI Asset Holdings 2 LLC, First Lien Term Loan(e)(f)(h)	United States		7.38%	02/18/31	13,082,144	13,440,595
VCI Asset Holdings 3 LLC, First Lien Term Loan(e)(f)(h)	United States		6.88%	04/24/31	10,000,000	10,142,000
Victors Purchaser, LLC, First Lien Incremental Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.23%	12/23/32	7,830,851	7,771,336
Victors Purchaser, LLC, First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	8.14%	12/23/32	210,411	208,812
Victors Purchaser, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.23%	12/23/32	7,596,069	7,538,338
Victors Purchaser, LLC, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.23%	12/23/32	19,124	18,979
						59,810,931
TEXTILES, APPAREL & LUXURY GOODS (1.77%)
ABG Intermediate Holdings 2 LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 2.25%	5.89%	02/13/32	414,750	414,879
ABG Intermediate Holdings 2 LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 2.25%	5.89%	12/21/28	8,748,546	8,761,713
Classico Holdings 2 B.V., First Lien Term Loan(d)(e)(g)	Netherlands	3M EURIBOR + 5.25%	7.54%	04/09/33	€3,466,245	3,881,307
Classico Holdings 2 B.V., First Lien Term Loan(d)(e)(g)	Netherlands	3M SOFR + 5.25%	8.98%	04/09/33	$1,082,370	1,060,723
IBG Borrower LLC, First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.88%	08/22/29	8,462,228	8,307,369
IBG Borrower LLC, First Lien Incremental Term Loan 2(d)(e)	United States	3M SOFR + 5.00%	8.88%	08/22/29	1,825,198	1,791,796
IBG Borrower LLC, First Lien Incremental Term Loan 6(d)(e)	United States	3M SOFR + 5.00%	8.88%	08/22/31	2,759,387	2,708,890
IBG Borrower LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	8.88%	08/22/31	2,230,769	2,189,946
						29,116,623
TRADING COMPANIES & DISTRIBUTORS (0.60%)
WC ORS Buyer, Inc., First Lien Delayed Draw Term Loan(d)(e)	United States	3M SOFR + 4.75%	8.48%	08/07/31	1,499,081	1,489,337
WC ORS Buyer, Inc., First Lien Revolving Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	8.48%	08/07/31	530,573	527,124

See Notes to Consolidated Financial Statements.
31	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TRADING COMPANIES & DISTRIBUTORS (continued)
WC ORS Buyer, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.48%	08/07/31	$7,819,321	$7,768,496
						9,784,957
TRANSPORTATION INFRASTRUCTURE (0.99%)
Elk Bidco, Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.23%	06/14/32	4,977,313	4,796,139
Project Ardent Bidco Limited, First Lien Term Loan(d)(e)	United Kingdom	3M SONIA + 5.25%	9.00%	11/12/31	£6,153,846	7,999,535
Project Ardent Bidco Limited, First Lien Term Loan(d)(e)(g)	United Kingdom	3M SONIA + 5.50%	9.25%	11/12/31	2,657,343	3,454,345
						16,250,019
WIRELESS TELECOMMUNICATION SERVICES (0.46%)
CCI Buyer, Inc., First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 5.00%	8.73%	05/13/32	$7,501,931	7,547,693

TOTAL BANK LOANS
(Cost $1,845,384,425)						1,825,210,848

CORPORATE BONDS (12.78%)

AEROSPACE & DEFENSE (0.20%)
Transdigm Inc.(h)(m)(n)	United States		6.63%	03/01/32	3,214,000	3,299,065

BUILDING PRODUCTS (0.62%)
LBM Acquisition, LLC(h)(m)(n)	United States		9.50%	06/15/31	3,182,000	2,846,340
Park River Holdings, Inc.(h)(m)(n)	United States		8.00%	03/15/31	3,300,000	3,332,992
Quikrete Holdings, Inc.(h)(m)(n)	United States		6.38%	03/01/32	3,874,000	3,956,639
						10,135,971
CAPITAL MARKETS (0.65%)
Kane Bidco Limited(d)(e)(m)	United Kingdom	3M SONIA + 5.00%	8.76%	03/21/30	£8,000,000	10,611,628

CHEMICALS (0.72%)
Olympus Water US Holding Corporation(h)(m)(n)	United States		6.75%	08/01/32	$7,000,000	6,843,276
Olympus Water US Holding Corporation(h)(m)(n)	United States		7.25%	02/15/33	5,000,000	4,950,262
						11,793,538
COMMERCIAL SERVICES & SUPPLIES (0.78%)
Garda World Security Corporation(h)(m)(n)	Canada		6.50%	01/15/31	2,237,000	2,270,034
LABL, Inc.(g)(h)(m)	United States		8.50%	05/11/33	11,984,338	10,597,151
						12,867,185
CONSUMER FINANCE (0.05%)
Encore Capital Group, Inc.(h)(m)(n)	United States		4.25%	06/01/28	£672,000	868,901

CONSUMER STAPLES DISTRIBUTION & RETAIL (0.19%)
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc.(h)(m)(n)	United States		9.00%	02/15/29	$2,301,000	2,411,659
Viking Baked Goods Acquisition Corporation, Series JUL(h)(m)	United States		8.63%	11/01/31	750,000	759,328
						3,170,987
CONTAINERS & PACKAGING (0.50%)
Ardagh Group S.A.(h)(m)(n)	United States		9.50%	12/01/30	7,700,000	8,230,579

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	32

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.28%)
CSC Holdings, LLC(h)(m)(n)	United States		4.63%	12/01/30	$2,125,000	$500,615
CSC Holdings, LLC(h)(m)(n)	United States		5.75%	01/15/30	862,000	202,995
CSC Holdings, LLC(h)(m)	United States		11.25%	05/15/28	723,000	469,352
CSC Holdings, LLC(h)(m)(n)	United States		11.75%	01/31/29	1,985,000	1,219,515
Level 3 Financing, Inc.(h)(m)(n)	United States		6.88%	06/30/33	3,641,533	3,739,977
Level 3 Financing, Inc.(h)(m)(n)	United States		7.00%	03/31/34	20,000,000	20,627,555
Virgin Media Secured Finance PLC(h)(m)	United Kingdom		5.50%	05/15/29	81,000	77,010
Windstream Services, LLC (fka Windstream Corporation)(h)(m)(n)	United States		7.50%	10/15/33	10,067,000	10,600,622
						37,437,641
ELECTRIC UTILITIES (0.71%)
Electricite de France S.A.(h)	France		6.88%	06/26/37	£5,000,000	6,666,256
Talen Energy Supply, LLC(h)(m)(n)	United States		6.38%	05/01/33	$5,000,000	4,994,980
						11,661,236
GAS UTILITIES (0.90%)
Venture Global Plaquemines Lng LLC(h)(m)(n)	United States		6.50%	01/15/34	6,054,000	6,309,115
Venture Global Plaquemines Lng LLC(h)(m)(n)	United States		6.75%	01/15/36	7,990,000	8,474,639
						14,783,754
HEALTH CARE PROVIDERS & SERVICES (0.47%)
CHS/Community Health Systems, Inc.(h)(m)(n)	United States		9.75%	01/15/34	7,345,000	7,671,246

INSURANCE (0.32%)
Ardonagh Finco Ltd(h)(m)(n)	United Kingdom		7.75%	02/15/31	5,221,000	5,279,585

LEISURE PRODUCTS (0.63%)
Kingpin Intermediate Holdings LLC(h)(m)(n)	United States		7.25%	10/15/32	12,076,000	10,275,378

MACHINERY (0.69%)
Foresight Italy Bidco S.P.A.(d)(e)(g)	Italy	6M EURIBOR + 5.00%	7.49%	04/07/33	€5,100,000	5,768,967
Foresight US Bidco, Inc(d)(e)(g)	United States	6M SOFR + 5.00%	8.69%	04/07/33	$5,600,000	5,544,000
						11,312,967
MEDIA (0.91%)
Clear Channel Outdoor Holdings, Inc.(h)(m)	United States		7.13%	02/15/31	2,131,000	2,209,264
Clear Channel Outdoor Holdings, Inc.(h)(m)(n)	United States		7.50%	03/15/33	955,000	1,005,600
Clear Channel Outdoor Holdings, Inc.(h)(m)	United States		7.88%	04/01/30	2,654,000	2,767,175
VZ Secured Financing B.V.(h)(m)(n)	Netherlands		7.50%	01/15/33	9,236,000	8,861,000
						14,843,039
OIL, GAS & CONSUMABLE FUELS (0.24%)
Crescent Energy Finance LLC(h)(m)	United States		7.88%	04/15/32	500,000	506,427
Moss Creek Resources Holdings, Inc.(h)(m)(n)	United States		8.25%	09/01/31	2,357,000	2,337,793
Venture Global LNG, Inc.(h)(m)	United States		6.38%	12/15/34	509,000	500,517
Venture Global LNG, Inc.(h)(m)	United States		6.63%	06/15/36	509,000	501,543
						3,846,280
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.45%)
Aedas Homes S.A.(d)(e)(m)	Spain	3M EURIBOR + 5.25%	7.28%	12/31/29	€2,097,710	2,370,470

See Notes to Consolidated Financial Statements.
33	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
REAL ESTATE MANAGEMENT & DEVELOPMENT (continued)
Neinor DMP BidCo, S.A.U.(d)(e)(m)	Spain	3M EURIBOR + 5.25%	7.30%	12/31/29	€4,454,159	$5,033,322
						7,403,792
SPECIALTY RETAIL (0.73%)
EG Global Finance PLC(d)(e)(g)(m)	United Kingdom	3M SOFR + 7.50%	11.11%	11/30/28	$11,488,868	12,020,803

TEXTILES, APPAREL & LUXURY GOODS (0.74%)
Made in Italy 2 S.P.A., Series A Term Loan(d)(e)(g)	Italy	6M EURIBOR + 7.00%	9.04%	10/17/30	€4,820,870	4,847,860
Made in Italy 2 S.P.A., Series B Term Loan(d)(e)(g)	Italy	6M EURIBOR + 7.00%	9.04%	10/17/30	7,179,130	7,219,325
						12,067,185
TOTAL CORPORATE BONDS
(Cost $209,569,972)						209,580,760

ASSET-BACKED SECURITIES (4.02%)
ABF Auto Loan Borrower Trust C - Carvana(d)(e)	United States			05/10/33	$4,066,711	4,549,023
ABF Auto Loan Borrower Trust C - Carvana(e)(h)	United States		4.77%	05/10/33	3,387,765	3,384,716
ABF Auto Loan Borrower Trust C - Carvana(e)(h)	United States		5.21%	05/10/33	752,788	752,788
ABF Auto Loan Borrower Trust C - Carvana(e)(h)	United States		7.19%	05/10/33	3,125,748	3,125,748
Carvana Auto Receivables Trust 2024- N2, Class D(h)(m)	United States		6.44%	09/10/30	4,400,000	4,474,277
Carvana Auto Receivables Trust 2024- N2, Class E(h)(m)	United States		8.16%	06/10/31	3,450,000	3,501,180
Carvana Auto Receivables Trust 2024- N2, Class R(m)	United States			06/10/31	5,400	1,742,071
Carvana Auto Receivables Trust 2024- N2, Class XS(m)	United States			06/10/31	5,400	339,714
Carvana Auto Receivables Trust 2025- N1, Class EX2(d)(m)	United States		10.46%	08/10/32	3,772	4,398,452
Central Plains LLC 2024-1(d)(e)(m)	United States	1M SOFR + 3.75%	7.40%	10/30/31	13,500,000	13,613,400
Nelnet Student Loan Trust 2021-A(d)(e)(m)	United States		9.05%	04/20/62	10,080	1,691,372
Nelnet Student Loan Trust 2021-B(d)(e)(m)	United States		10.13%	04/20/62	10,080	911,705
Nelnet Student Loan Trust 2021-C(d)(e)(m)	United States		4.04%	04/20/62	10,080	683,619
Nelnet Student Loan Trust 2021-D(d)(e)(m)	United States		0.94%	04/20/62	10,080	534,213
NMFC Senior Loan Program III LLC(d)(e)	United States	3M SOFR + 4.75%	8.42%	08/07/28	9,250,000	9,259,250
NMFC Senior Loan Program IV LLC(d)(e)	United States	3M SOFR + 4.75%	8.41%	07/11/30	5,750,000	5,748,275
QTS Project Ram(c)(d)(e)	United States	3M SOFR + 2.25%	5.87%	05/29/28	7,233,127	7,192,621
						65,902,424
TOTAL ASSET-BACKED SECURITIES
(Cost $67,329,249)						65,902,424

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	34

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONVERTIBLE CORPORATE BONDS (1.81%)

BROADLINE RETAIL (0.42%)
Alibaba Group Holding Limited(n)(o)	China		0.00%	09/15/32	$7,836,000	$6,899,738

HOTELS, RESTAURANTS & LEISURE (1.39%)
Delivery Hero SE(h)(n)	Korea, South		3.25%	02/21/30	€19,400,000	22,765,038

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $29,061,517)						29,664,776

COMMERCIAL REAL ESTATE LOANS (0.60%)
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class A, Series 2022-B1(d)(m)	United States	1M SOFR + 2.02%	5.65%	11/17/37	$8,000,000	7,974,698
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class B, Series 2022-B1(d)(m)	United States	1M SOFR + 2.70%	6.33%	11/17/37	100,000	98,092
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class C, Series 2022-B1(d)(m)	United States	1M SOFR + 3.25%	6.88%	11/17/37	1,034,000	1,016,150
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class D, Series 2022-B1(d)(m)	United States	1M SOFR + 4.00%	7.63%	11/17/37	142,000	141,218
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class E, Series 2022-B1(d)(m)	United States	1M SOFR + 4.75%	8.38%	11/17/37	724,000	685,058
						9,915,216
TOTAL COMMERCIAL REAL ESTATE LOANS
(Cost $9,877,078)						9,915,216

		Units	Value (Note 2)(a)
MEMBERSHIP INTERESTS (0.27%)

CONSTRUCTION & ENGINEERING (0.01%)
Tailwind Fire Flow Investor, LP(e)(p)(q)(r)	United States	100	101,068

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.26%)
VCI Intermediate TopCo 1 LLC(e)(p)(q)(r)	United States	965,968	917,670
VCI Intermediate TopCo 2 LLC(e)(p)(q)(r)	United States	3,513,337	3,302,537
VCI Intermediate TopCo 3 LLC(e)(p)(q)(r)	United States	100,000	102,000
			4,322,207
TOTAL MEMBERSHIP INTERESTS
(Cost $4,680,373)			4,423,275

See Notes to Consolidated Financial Statements.
35	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Country	Coupon Rate	Shares	Value (Note 2)(a)
PREFERRED STOCKS (0.21%)

COMMERCIAL SERVICES & SUPPLIES (0.21%)
LABL, Inc.(g)(h)(p)(r)	United States	12.00%	4,096	$3,420,160

INSURANCE (0.00%)
HIG Intermediate, Inc.(e)(g)(h)(p)(r)	United States	10.50%	50,000	50,002

TOTAL PREFERRED STOCKS
(Cost $3,722,110)				3,470,162

COMMON STOCKS (0.05%)

COMMERCIAL SERVICES & SUPPLIES (0.05%)
LABL, Inc.(p)(q)	United States		8,303	785,323

TOTAL COMMON STOCKS
(Cost $809,543)				785,323

LIMITED PARTNERSHIP (0.00%)
WC ORS Holdings, L.P.(e)(p)(q)(r)	United States		9,557	21,025

TOTAL LIMITED PARTNERSHIP
(Cost $9,557)				21,025

WARRANTS (0.00%)

LABL, Inc. Warrant, Exercise Price $256, Expiration 05/11/2033(q)(r)	United States		3,917	18,606

TOTAL WARRANTS
(Cost $39,170)				18,606

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	36

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (4.78%)
Goldman Sachs Financial Square Government Fund - Institutional Class	3.53%	78,364,898	$78,364,898

TOTAL SHORT TERM INVESTMENT
(Cost $78,364,898)			78,364,898

TOTAL INVESTMENTS (135.80%)
(Cost $2,248,847,892)			2,227,357,313

Liabilities in Excess of Other Assets (-35.80%)			(587,149,813)
NET ASSETS (100.00%)			$1,640,207,500

Reference Rates:
1M EURIBOR - 1 Month EURIBOR as of June 30, 2026 was 2.20%
3M EURIBOR - 3 Month EURIBOR as of June 30, 2026 was 2.32%
6M EURIBOR - 6 Month EURIBOR as of June 30, 2026 was 2.57%
3M NIBOR - 3 Month NIBOR as of June 30, 2026 was 4.57%
1M SOFR - 1 Month US SOFR as of June 30, 2026 was 3.65%
3M SOFR - 3 Month US SOFR as of June 30, 2026 was 3.73%
6M SOFR - 6 Month US SOFR as of June 30, 2026 was 3.85%
3M SONIA COMP - 3 Month SONIA Compound as of June 30, 2026 was 3.74%
3M SONIA - 3 Month SONIA as of June 30, 2026 was 3.73%
3M CORRA - Canadian Overnight Repo Rate Average as of June 30, 2026 was 2.34%
6M BBSW - Bank Bill Swap Reference Rate as of June 30, 2026 was 4.80%
PRIME - Prime Rate as of June 30, 2026 was 6.75%
TONA - Tokyo Overnight Average Rate as of June 30, 2026 was 0.98%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)

“Bank Loans” are senior secured loans made to companies whose debt is below investment grade, as well as investments with similar economic characteristics. Bank Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. Bank Loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR" or "S") or an alternate base rate (which can include but is not limited to the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement. The terms in the Consolidated Schedule of Investments disclose the actual interest rate in effect as of the reporting date. Bank Loans are generally not registered under the Securities Act of 1933, as amended (the “Securities Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Bank Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(c)

A portion of this security was not funded as of June 30, 2026. The Consolidated Schedule of Investments records only the funded portion of each position. As of June 30, 2026, the Fund has unfunded delayed draw loans in the amount of $256,484,898. Fair value of these unfunded delayed draws was $252,868,154. Additional information is provided in Note 4 General Commitments and Contingencies.

(d)

Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2026 is based on the reference rate plus the displayed spread as of the security's last reset date.

(e)	Security was valued using unobservable inputs and is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(f)

Security or portion thereof pledged as collateral under (i) the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A. and/or (ii) the secured revolving credit facility entered into by CRDTX SPV II, LLC and Royal Bank of Canada.

(g)	Paid in kind security which may pay interest in additional par.
(h)	Fixed rate security.
(i)	Security is on non-accrual status.
(j)	See Note 2 regarding defaulted securities.
(k)	Security purchased on a when-issued or delayed delivery basis. As of June 30, 2026, the security had not settled and the coupon rate had not been determined.

See Notes to Consolidated Financial Statements.
37	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

(l)	These investments have a maturity date prior to the end of the current period. The final terms of an extension, restructuring or exit are still under negotiation with the respective portfolio company.
(m)	Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of June 30, 2026, the aggregate market value of such securities was $221,339,571, representing 13.48% of net assets.
(n)	Security or a portion thereof pledged as collateral under the Fund's committed facility agreement with BNP Paribas Brokerage International, Ltd.
(o)	Zero coupon securities.
(p)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.
(q)	Non-income producing security.
(r)	Securities may be deemed to be “restricted securities” under the Securities Act. As of June 30, 2026, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value June 30, 2026	Value as Percentage of Net Assets Applicable to Common Stockholders June 30, 2026
HIG Intermediate, Inc.	12/10/2024	$49,250	$50,002	0.00%
LABL, Inc.	05/11/2026	3,672,860	3,420,160	0.21%
LABL, Inc.	05/11/2026	39,170	18,606	0.00%
Tailwind Fire Flow Investor, LP	06/28/2024	101,068	101,068	0.01%
VCI Intermediate TopCo 1 LLC	11/19/2025	965,968	917,670	0.05%
VCI Intermediate TopCo 2 LLC	02/13/2026	3,513,337	3,302,537	0.20%
VCI Intermediate TopCo 3 LLC	04/23/2026	100,000	102,000	0.01%
WC ORS Holdings, L.P.	08/09/2024	9,557	21,025	0.00%
Total		$8,451,210	$7,933,068	0.48%

Common Abbreviations:
AB - Aktiebolag
B.V. - Besloten Vennootschap
Co. - Company
CORRA - Canadian Overnight Repo Rate Average
EURIBOR - Euro Interbank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
Ltd - Limited Company
NIBOR - Norwegian Interbank Offered Rate
P.A. - Professional Association
PIK - Payment in Kind
PLC - Public Limited Company
SARL - Société A Responsabilité Limitée
S.A.U. - Sociedad Anonima Unipersonal
SONIA - Sterling Overnight Index Average
SOFR - Secured Overnight Financing Rate
TONA - Tokyo Overnight Average Rate

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	38

Apollo Diversified Credit Fund	Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Receiving Currency	Receiving Value	Delivering Currency	Delivering Currency	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	09/16/26	USD	8,924,272	AUD	12,751,000	$108,376
Bank of New York Mellon	09/16/26	USD	10,060,272	CAD	13,986,000	164,627
Bank of New York Mellon	09/16/26	USD	9,907,555	EUR	8,660,000	19,505
Bank of New York Mellon	09/16/26	USD	217,649,792	EUR	187,608,000	2,592,525
Bank of New York Mellon	09/16/26	USD	169,143,924	GBP	126,276,000	1,645,575
Bank of New York Mellon	09/16/26	USD	5,135,425	NOK	48,976,000	192,961
Mizuho Securities Co., Ltd.	09/16/26	USD	691,649	CAD	962,000	10,996
Mizuho Securities Co., Ltd.	09/16/26	USD	47,418,415	EUR	40,786,000	664,941
Mizuho Securities Co., Ltd.	09/16/26	USD	402,390	JPY	64,011,000	6,233
Mizuho Securities Co., Ltd.	09/16/26	USD	99,377	NOK	980,000	479
						$5,406,218
Bank of New York Mellon	09/16/26	GBP	170,000	USD	228,015	$(2,519)
Bank of New York Mellon	09/16/26	GBP	(1,510,000)	USD	(1,995,161)	(7,773)
Bank of New York Mellon	09/16/26	JPY	1,175,000	USD	7,382	(110)
Bank of New York Mellon	09/16/26	NOK	1,100,000	USD	112,347	(1,339)
Mizuho Securities Co., Ltd.	09/16/26	GBP	2,444,000	USD	3,280,019	(38,184)
Mizuho Securities Co., Ltd.	09/16/26	NOK	1,102,000	USD	115,669	(4,460)
						$(54,385)

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Receive Notional	Currency	Unrealized Appreciation/ (Depreciation)
Nomura Global Financial Products, Inc.	4.09%	1 Day SOFR	1/21/28	$189,000,000	USD	$124,059
Nomura Global Financial Products, Inc.	3.95%	1 Day SOFR	4/29/29	150,000,000	USD	(57,355)
						$66,704

See Notes to Consolidated Financial Statements.
39	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

ASSETS
Investments, at fair value (Cost $2,170,482,994)	$2,148,992,415
Short term investment (Cost $78,364,898)	78,364,898
Cash and cash equivalents	128,403
Foreign currency, at value (Cost $11,358,167)	11,486,043
Receivable for investments sold	68,283,693
Interest receivable	21,164,735
Cash collateral for derivatives	17,737,347
Receivable for shares sold	13,827,095
Unrealized appreciation on forward foreign currency contracts (Note 3)	5,406,218
Unamortized debt issuance costs	4,123,338
Unrealized appreciation on unfunded commitments (Note 4)	666,336
Interest receivable on interest rate swap contracts (Note 3)	456,397
Restricted cash pledged as collateral for bank loan	141,414
Unrealized appreciation on interest rate swap contracts (Note 3)	124,059
Prepaid expenses and other assets	1,751,333
Total Assets	2,372,653,724
LIABILITIES
Payable for lines of credit (Note 8)	667,823,463
Payable for distributions to shareholders	31,575,432
Payable for investments purchased	23,348,955
Payable for lines of credit interest expense (Note 8)	4,281,962
Unrealized depreciation on unfunded commitments (Note 4)	2,685,642
Payable for investment advisory fees (Note 5)	1,907,956
Payable for printing fees	189,375
Payable for audit and tax fees	187,007
Payable for administration fees (Note 5)	145,568
Payable for custody fees	63,093
Unrealized depreciation on interest rate swap contracts (Note 3)	57,355
Unrealized depreciation on forward foreign currency contracts (Note 3)	54,385
Payable for distribution fees (Note 5)	51,055
Payable for shareholder servicing fees (Note 5)	32,014
Payable for transfer agency fees (Note 5)	15,167
Payable for compliance service fees (Note 5)	13,845
Payable for trustees' fees (Note 5)	13,059
Accrued expenses and other liabilities	891
Total Liabilities	732,446,224
Commitments and contingencies (Note 4)
NET ASSETS	$1,640,207,500
NET ASSETS CONSIST OF
Paid-in capital	$1,688,131,402
Total accumulated deficit	(47,923,902)
NET ASSETS	$1,640,207,500

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	40

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

PRICING OF SHARES
Class A:
Net asset value	$22.26
Net assets	$62,040,576
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,787,586
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$23.62
Class C:
Net asset value and maximum offering price	$22.25
Net assets	$77,962,885
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,503,814
Class I:
Net asset value and maximum offering price	$22.25
Net assets	$1,472,628,418
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	66,185,841
Class M:
Net asset value and maximum offering price	$22.19
Net assets	$10,399
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	469
Class L:
Net asset value	$22.24
Net assets	$17,252,033
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	775,576
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$23.23
Class F:
Net asset value and maximum offering price	$22.25
Net assets	$10,313,189
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	463,451

See Notes to Consolidated Financial Statements.
41	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Six Months Ended June 30, 2026 (Unaudited)
INVESTMENT INCOME
Interest income (Note 2)	$95,365,888
Dividend Income (Note 2)	978,646
Total Investment Income	96,344,534
EXPENSES
Investment advisory fees (Note 5)	12,218,327
Administration fees (Note 5)	461,272
Shareholder servicing fees (Note 5)
Class A	78,951
Class C	56,164
Class L	21,690
Distribution fees (Note 5)
Class C	314,842
Class L	21,690
Lines of credit interest expense (Note 8)	17,085,998
Administrative service fees (Note 5)	1,423,287
Legal fees	912,721
Amortization of debt issuance costs (Note 8)	663,260
Transfer agency fees (Note 5)	294,968
Reports to shareholders and printing fees	246,228
Audit and tax fees	216,091
Trustees' fees (Note 5)	168,974
Credit facility unfunded commitment fee (Note 8)	130,919
Insurance fees	129,521
Custody fees	119,603
Credit facility fees (Note 8)	79,765
Income tax expense	70,504
State registration fees	48,737
Compliance fees (Note 5)	26,532
Other expenses	211,735
Total Expenses	35,001,779
Fees waived/expenses reimbursed by Adviser (Note 5)	(754,678)
Net Expenses	34,247,101
Net Investment Income	62,097,433
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized gain on investments	24,284,348
Net realized gain on forward foreign currency contracts	5,865,425
Net realized loss on interest rate options	(1,989,624)
Net realized loss on cross currency swap contracts	(41,557)
Net realized loss on interest rate swap contracts	(2,198,212)
Net realized loss on total return swap contracts	(238,171)
Net realized gain on foreign currency transactions	421,970
Net realized gain	26,104,179
Net change in unrealized depreciation on investments	(53,142,326)
Net change in unrealized appreciation on forward foreign currency contracts	6,402,664
Net change in unrealized appreciation on interest rate options	1,935,040
Net change in unrealized depreciation on interest rate swap contracts	(8,311,387)
Net change in unrealized appreciation on total return swap contracts	51,369
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(1,727,394)
Net change in unrealized depreciation on investments	(54,792,034)
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	(28,687,855)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,409,578

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	42

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
OPERATIONS:
Net investment income	$62,097,433	$114,364,924
Net realized gain/(loss) on investments	26,104,179	(6,184,870)
Net change in unrealized appreciation/(depreciation) on investments	(54,792,034)	30,380,120
Net Increase in Net Assets Resulting from Operations	33,409,578	138,560,174
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(2,395,057)	(5,347,755)
Class C
From distributable earnings	(2,743,516)	(6,261,477)
Class I
From distributable earnings	(57,072,422)	(94,566,079)
Class M
From distributable earnings	(393)	(911)
Class L
From distributable earnings	(635,672)	(1,394,398)
Class F
From distributable earnings	(543,424)	(1,101,721)
Total Distributions to Shareholders	(63,390,484)	(108,672,341)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	1,159,251	7,653,960
Distributions reinvested	911,927	2,094,941
Shares redeemed (Note 9)	(6,912,838)	(18,210,242)
Exchanged out	(208,918)	(352,978)
Class C
Shares sold	1,699,875	6,095,638
Distributions reinvested	1,606,697	3,689,869
Shares redeemed (Note 9)	(5,938,366)	(20,824,473)
Exchanged out	(654,839)	(4,744,699)
Class I
Shares sold	163,814,266	643,607,447
Distributions reinvested	21,664,104	40,240,288
Shares redeemed (Note 9)	(146,702,882)	(193,716,236)
Exchanged in	863,757	5,138,374
Class L
Shares sold	67,225	522,534
Distributions reinvested	273,923	633,737
Shares redeemed (Note 9)	(928,289)	(2,559,277)
Exchanged out	—	(56,382)
Class F
Distributions reinvested	81,463	179,597
Shares redeemed (Note 9)	(381,737)	(1,325,999)
Exchanged out	—	(70,809)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	30,414,619	467,995,290
Net increase in net assets	433,713	497,883,123

See Notes to Consolidated Financial Statements.
43	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
NET ASSETS:
Beginning of period	1,639,773,787	1,141,890,664
End of period	$1,640,207,500	$1,639,773,787
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	3,009,777	3,404,707
Shares sold	51,540	342,727
Distributions reinvested	40,801	93,285
Shares redeemed	(305,257)	(815,098)
Exchanged out	(9,276)	(15,844)
Net decrease in shares outstanding	(222,192)	(394,930)
Ending shares	2,787,585	3,009,777
Class C
Beginning shares	3,648,850	4,352,906
Shares sold	75,463	269,664
Distributions reinvested	71,924	164,358
Shares redeemed	(263,329)	(929,707)
Exchanged out	(29,094)	(208,371)
Net decrease in shares outstanding	(145,036)	(704,056)
Ending shares	3,503,814	3,648,850
Class I
Beginning shares	64,425,656	42,282,378
Shares sold	7,263,092	28,774,576
Distributions reinvested	970,643	1,790,842
Shares redeemed	(6,511,920)	(8,651,997)
Exchanged in	38,370	229,857
Net increase in shares outstanding	1,760,185	22,143,278
Ending shares	66,185,841	64,425,656
Class M
Beginning shares	469	469
Net increase in shares outstanding	—	—
Ending shares	469	469
Class L
Beginning shares	801,354	866,289
Shares sold	2,966	23,445
Distributions reinvested	12,260	28,236
Shares redeemed	(41,004)	(114,148)
Exchanged out	—	(2,468)
Net decrease in shares outstanding	(25,778)	(64,935)
Ending shares	775,576	801,354
Class F
Beginning shares	476,681	531,159
Distributions reinvested	3,646	7,996
Shares redeemed	(16,876)	(59,295)
Exchanged out	—	(3,179)
Net decrease in shares outstanding	(13,230)	(54,478)
Ending shares	463,451	476,681

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	44

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2026 (Unaudited)
Operating Activities:
Net increase in net assets resulting from operations	$33,409,578
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(1,649,763,698)
Net purchases of short-term investment	(12,612,870)
Proceeds from sale of investments	1,688,834,727
Net proceeds from derivatives	1,475,547
Net realized gain on investments	(24,284,348)
Net realized gain on forward foreign currency contracts	(5,865,425)
Net realized loss on interest rate options	1,989,624
Net realized loss on cross currency swap transactions	41,557
Net realized loss on interest rate swap transactions	2,198,212
Net realized loss on total return swap transactions	238,171
Net realized gain on foreign currency transactions	(421,970)
Net change in unrealized depreciation on investments	53,142,326
Net change in unrealized appreciation on forward foreign currency contracts	(6,402,664)
Net change in unrealized appreciation on interest rate options	(1,935,040)
Net change in unrealized depreciation on interest rate swap contracts	8,311,387
Net change in unrealized appreciation on total return swap contracts	(51,369)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	1,727,394
Amortization and accretion of discounts and premiums, net	(3,184,321)
Change in operating assets and liabilities:
Interest receivable on interest rate swap contracts (Note 3)	(456,397)
Interest receivables	(6,858,368)
Unrealized appreciation on forward foreign currency contracts	(5,248,964)
Unrealized appreciation on interest rate swap contracts	8,254,032
Unrealized appreciation on unfunded commitments	1,237,145
Prepaid expenses and other assets	(318,512)
Payable for investment advisory fees	756,337
Payable for distribution fees	13,948
Payable for lines of credit interest expense	2,474,435
Payable for shareholder servicing fees	5,749
Payable for transfer agency fees	(20,716)
Payable for printing fees	189,188
Payable for administration fees	5,633
Payable for custody fees	35,800
Payable for trustees' fees	13,059
Payable for audit and tax fees	27,873
Payable for compliance service fees	12,544
Accrued expenses and other liabilities	(125,327)
Unrealized depreciation on forward foreign currency contracts	(1,153,700)
Unrealized depreciation on interest rate options	613,160
Unrealized depreciation on interest rate swap contracts	57,355
Unrealized depreciation on total return swap contracts	(51,369)
Unrealized depreciation on unfunded commitments	2,279,118
Payable to broker on total return swaps	(41,492)
Payable to broker on interest rate swaps	(1,109,149)
Amortization of debt issuance costs	663,260
Net cash provided by operating activities	88,101,460

See Notes to Consolidated Financial Statements.
45	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2026 (Unaudited)
Financing Activities:
Net cash paid on lines of credit	(44,000,000)
Proceeds from shares sold	165,015,409
Payment for shares redeemed	(160,864,112)
Distributions paid to shareholders	(34,940,702)
Debt issuance costs	(3,459,589)
Net cash used in financing activities	(78,248,994)
Net increase in cash during the period	9,852,466
Effect of foreign exchange rates changes on cash	(1,305,424)
Cash and cash equivalents and cash collateral for derivatives, beginning of period	$20,946,165
Cash and cash equivalents and cash collateral for derivatives, end of period	$29,493,207

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$28,002,363
Cash paid during the period for interest from bank borrowing:	14,742,913
Cash paid for taxes	81,513

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash and cash equivalents	$130,866
Foreign Currency at Value	6,933,950
Cash collateral for derivatives	13,881,349

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash and cash equivalents	$128,403
Foreign Currency at Value	11,486,043
Cash collateral for derivatives	17,737,347
Restricted cash pledged as collateral for bank loan	141,414

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	46

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Net asset value, beginning of period	$22.67		$22.21	$21.79	$20.82	$24.53		$24.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.83		1.78	1.97	1.88	1.49		1.53
Net realized and unrealized gain/(loss)	(0.39)		0.37	0.39	1.04	(3.68)		0.47
Total from investment operations	0.44		2.15	2.36	2.92	(2.19)		2.00

DISTRIBUTIONS:
From net investment income(b)	(0.85)		(1.69)	(1.94)	(1.95)	(1.52)		(1.53)
Total distributions	(0.85)		(1.69)	(1.94)	(1.95)	(1.52)		(1.53)

Net increase/(decrease) in net asset value	(0.41)		0.46	0.42	0.97	(3.71)		0.47
Net asset value, end of period	$22.26		$22.67	$22.21	$21.79	$20.82		$24.53
TOTAL RETURN(c)	1.95%		9.98%	11.20%	14.46%	(8.93)%		8.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$62,041		$68,221	$75,602	$81,234	$61,500		$72,120
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.50	%(d)	3.84%	3.73%	4.86%	3.75%		3.10%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	4.42	%(d)	3.75%	3.58%	4.61%	2.32	%(e)	1.72	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.41	%(d)	7.96%	8.96%	8.76%	6.69%		6.26%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	2.33	%(d)	2.34%	2.40%	2.50%	2.64%		2.76%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.25	%(d)	2.25%	2.25%	2.25%	1.21	%(e)	1.38	%(e)
Portfolio turnover rate	40%		83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

See Notes to Consolidated Financial Statements.
47	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)

For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	48

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Net asset value, beginning of period	$22.66		$22.20	$21.79	$20.82	$24.53		$24.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.74		1.61	1.81	1.72	1.49		1.53
Net realized and unrealized gain/(loss)	(0.38)		0.38	0.38	1.04	(3.68)		0.47
Total from investment operations	0.36		1.99	2.19	2.76	(2.19)		2.00

DISTRIBUTIONS:
From net investment income(b)	(0.77)		(1.53)	(1.78)	(1.79)	(1.52)		(1.53)
Total distributions	(0.77)		(1.53)	(1.78)	(1.79)	(1.52)		(1.53)

Net increase/(decrease) in net asset value	(0.41)		0.46	0.41	0.97	(3.71)		0.47
Net asset value, end of period	$22.25		$22.66	$22.20	$21.79	$20.82		$24.53
TOTAL RETURN(c)	1.63%		9.18%	10.34%	13.62%	(8.93)%		8.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$77,963		$82,687	$96,631	$95,968	$77,088		$77,619
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	5.30	%(d)	4.54%	4.49%	5.61%	4.50%		3.84%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	5.16	%(d)	4.50%	4.33%	5.36%	2.32	%(e)	1.73	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	6.66	%(d)	7.22%	8.21%	8.01%	6.71%		6.25%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	3.14	%(d)	3.05%	3.16%	3.25%	3.39%		3.50%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	3.00	%(d)	3.00%	3.00%	3.00%	1.21	%(e)	1.39	%(e)
Portfolio turnover rate	40%		83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

See Notes to Consolidated Financial Statements.
49	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	50

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Net asset value, beginning of period	$22.66		$22.20	$21.79	$20.82	$24.53		$24.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.85		1.84	2.03	1.94	1.49		1.52
Net realized and unrealized gain/(loss)	(0.39)		0.37	0.38	1.03	(3.68)		0.49
Total from investment operations	0.46		2.21	2.41	2.97	(2.19)		2.01

DISTRIBUTIONS:
From net investment income(b)	(0.87)		(1.75)	(2.00)	(2.00)	(1.52)		(1.54)
Total distributions	(0.87)		(1.75)	(2.00)	(2.00)	(1.52)		(1.54)

Net increase/(decrease) in net asset value	(0.41)		0.46	0.41	0.97	(3.71)		0.47
Net asset value, end of period	$22.25		$22.66	$22.20	$21.79	$20.82		$24.53
TOTAL RETURN(c)	2.08%		10.26%	11.44%	14.74%	(8.93)%		8.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,472,628		$1,459,898	$938,627	$595,909	$391,881		$442,765
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.24	%(d)	3.63%	3.50%	4.63%	3.50%		2.84%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	4.16	%(d)	3.51%	3.33%	4.36%	2.32	%(e)	1.73	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.67	%(d)	8.22%	9.22%	9.03%	6.69%		6.24%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	2.07	%(d)	2.11%	2.17%	2.27%	2.39%		2.50%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.00	%(d)	2.00%	2.00%	2.00%	1.21	%(e)	1.39	%(e)
Portfolio turnover rate	40%		83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

See Notes to Consolidated Financial Statements.
51	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	52

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Period November 2, 2021 (Commencement of Operations) to December 31, 2021
Net asset value, beginning of period	$22.65		$22.20	$21.79	$20.82	$24.53		$24.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.77		2.04	1.89	1.70	1.49		0.23
Net realized and unrealized gain/(loss)	(0.39)		0.38	0.37	1.11	(3.68)		–
Total from investment operations	0.38		2.42	2.26	2.81	(2.19)		0.23

DISTRIBUTIONS:
From net investment income(b)	(0.84)		(1.97)	(1.85)	(1.84)	(1.52)		(0.25)
Total distributions	(0.84)		(1.97)	(1.85)	(1.84)	(1.52)		(0.25)

Net increase/(decrease) in net asset value	(0.46)		0.45	0.41	0.97	(3.71)		(0.02)
Net asset value, end of period	$22.19		$22.65	$22.20	$21.79	$20.82		$24.53
TOTAL RETURN(c)	1.70%		11.30%	10.68%	13.89%	(8.94)%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10		$11	$10	$21	$208		$245
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	6.57	%(d)	3.55%	4.02%	3.46%	3.98%		3.57	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	4.91	%(d)	3.55%	4.02%	5.11%	2.32	%(e)	1.85	%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	6.88	%(d)	9.11%	8.59%	7.96%	6.68%		5.82	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.41	%(d)	2.06%	2.69%	1.10%	2.87%		3.22	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.75	%(d)	2.06%	2.69%	2.75%	1.21	%(e)	1.50	%(d)(e)
Portfolio turnover rate(f)	40%		83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Consolidated Financial Statements.
53	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(d)	Annualized.
(e)

For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	54

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Net asset value, beginning of period	$22.65		$22.19	$21.78	$20.81	$24.52		$24.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.80		1.73	1.92	1.82	1.49		1.53
Net realized and unrealized gain/(loss)	(0.39)		0.37	0.38	1.04	(3.68)		0.47
Total from investment operations	0.41		2.10	2.30	2.86	(2.19)		2.00

DISTRIBUTIONS:
From net investment income(b)	(0.82)		(1.64)	(1.89)	(1.89)	(1.52)		(1.53)
Total distributions	(0.82)		(1.64)	(1.89)	(1.89)	(1.52)		(1.53)

Net increase/(decrease) in net asset value	(0.41)		0.46	0.41	0.97	(3.71)		0.47
Net asset value, end of period	$22.24		$22.65	$22.19	$21.78	$20.81		$24.52
TOTAL RETURN(c)	1.82%		9.72%	10.87%	14.17%	(8.95)%		8.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,252		$18,154	$19,226	$14,978	$12,190		$13,711
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.74	%(d)	4.10%	4.00%	5.09%	3.98%		3.31%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	4.66	%(d)	4.00%	3.83%	4.86%	2.32	%(e)	1.73	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	7.16	%(d)	7.73%	8.74%	8.50%	6.69%		6.25%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	2.57	%(d)	2.60%	2.67%	2.73%	2.87%		2.97%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	2.50	%(d)	2.50%	2.50%	2.50%	1.21	%(e)	1.39	%(e)
Portfolio turnover rate	40%		83%	100%	105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

See Notes to Consolidated Financial Statements.
55	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	56

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2026 (Unaudited)		For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Net asset value, beginning of period	$22.66		$22.20		$21.79		$20.82		$24.53		$24.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.15		2.28		2.43		2.53		1.61		1.53
Net realized and unrealized gain/(loss)	(0.40)		0.38		0.38		1.05		(3.67)		0.46
Total from investment operations	0.75		2.66		2.81		3.58		(2.06)		1.99

DISTRIBUTIONS:
From net investment income(b)	(1.16)		(2.20)		(2.40)		(2.61)		(1.65)		(1.53)
Total distributions	(1.16)		(2.20)		(2.40)		(2.61)		(1.65)		(1.53)

Net increase/(decrease) in net asset value	(0.41)		0.46		0.41		0.97		(3.71)		0.46
Net asset value, end of period	$22.25		$22.66		$22.20		$21.79		$20.82		$24.53
TOTAL RETURN(c)	3.39%		12.42%		13.41%		17.94%		(8.38)%		8.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,313		$10,803		$11,794		$13,021		$16,767		$21,337
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.19	%(d)	3.60%		3.49%		4.57%		3.50%		2.84%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	1.50	%(d)	1.50%		1.50%		1.50%		1.76	%(e)	1.72	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.32	%(d)	10.22%		11.05%		11.80%		7.24%		6.27%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees	4.19	%(d)(f)	3.60	%(f)	3.49	%(f)	4.57	%(f)	2.39%		2.50%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees	1.50	%(d)(f)	1.50	%(f)	1.50	%(f)	1.50	%(f)	0.65	%(e)	1.38	%(e)
Portfolio turnover rate	40%		83%		100%		105%		148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)

Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

See Notes to Consolidated Financial Statements.
57	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

(e)	For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund’s investment adviser to bear certain of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Ratio excludes expense waiver related to interest expense.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2026 (Unaudited)	58

Apollo Diversified Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

Information about the Fund's senior securities is shown in the following table:

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Lines of Credit Total Amount Outstanding (000's)	$667,823	$711,823	$168,000	$175,800	$221,500	$133,945
Asset Coverage Per $1,000 of Lines of Credit Outstanding(a)	$3,444	$3,304	$7,797	$5,557	$3,527	$5,691
Involuntary Liquidating Preference per Unit(b)	–	–	–	–	–	–
Estimated Market Value per Unit(c)	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Calculated by subtracting the Fund's consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund's total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Lines of Credit Outstanding."
(b)	The amount to which such class of senior security would be entitled upon the Fund's involuntary liquidation in preference to any security junior to it. The "-" in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(c)	Not applicable to senior securities outstanding as of period end.

See Notes to Consolidated Financial Statements.
59	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016, under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value ("NAV"). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund's investment sub-adviser is Apollo Credit Management, LLC (the "Sub-Adviser"). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries ("Apollo"). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach across both private and public credit markets. With access to the broad spectrum of Apollo's credit platform, the Fund employs a dynamic asset allocation process, investing across a range of credit strategies in an effort to generate attractive risk-adjusted returns, including but not limited to corporate direct lending, asset-backed finance and performing credit. The Fund’s allocation across each of these investment strategies may vary from time to time. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017, and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period ended June 30, 2026, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of CRDTX SPV I, LLC (the "Financing Subsidiary"), CRDTX SPV II, LLC (“Financing Subsidiary II”), ADCF Alpha SPV LLC (“Alpha SPV”), ADCF Beta SPV LLC (“Beta SPV”), ADCF Offshore Holdings, LLC (the “Cayman Subsidiary”), ADCF Lender LLC (the “ADCF Lender”), and GIACF Alternative Holdings, LLC (the “Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and the Subsidiaries have been eliminated in consolidation.

Financing Subsidiary II, a Delaware limited liability company, was formed on February 12, 2026. The Fund and Financing Subsidiary II are party to a secured revolving credit facility with Royal Bank of Canada. The Fund is the managing and sole member of Financing Subsidiary II pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control Financing Subsidiary II. Assets pledged as collateral by Financing Subsidiary II under the secured revolving credit facility with Royal Bank of Canada are disclosed in the Consolidated Schedule of Investments. As of the period ended June 30, 2026, Financing Subsidiary II had $205,957,245 in net assets, representing 12.56% of the Fund's net assets.

Semi-Annual Report | June 30, 2026 (Unaudited)	60

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Alpha SPV is a limited liability company formed in accordance with the laws of the State of Delaware on January 30, 2026. The Fund is the managing and sole member of Alpha SPV pursuant to a limited liability company operating agreement. As of the period ended June 30, 2026, Alpha SPV had $102,000 in net assets, representing 0.01% of the Fund's net assets.

Beta SPV is a limited liability company formed in accordance with the laws of the State of Delaware on January 30, 2026. The Fund is the managing and sole member of Beta SPV pursuant to a limited liability company operating agreement. As of the period ended June 30, 2026, Beta SPV had $0 in net assets, representing 0% of the Fund's net assets.

The Cayman Subsidiary, a Cayman Islands limited liability company, was formed on October 10, 2025. The Fund is the managing and sole member of the Cayman Subsidiary pursuant to a limited liability company operating agreement. The Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade or business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. As of the period ended June 30, 2026, the Cayman Subsidiary had $0 in net assets, representing 0% of the Fund's net assets.

The ADCF Lender is a limited liability company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of the ADCF Lender pursuant to a limited liability company operating agreement. As of the period ended June 30, 2026, the ADCF Lender had $11,592,379 in net assets, representing 0.71% of the Fund's net assets.

The Financing Subsidiary, a Delaware limited liability company, was formed on November 27, 2018. The Fund and the Financing Subsidiary, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of the Financing Subsidiary pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control the Financing Subsidiary. Assets pledged as collateral by the Financing Subsidiary under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments. As of the period ended June 30, 2026, the Financing Subsidiary had $243,569,458 in net assets, representing 14.85% of the Fund's net assets.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade or business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. The voluntary liquidation of the Cayman SPV commenced effective October 15, 2025. The Cayman SPV was deemed to be dissolved as of February 11, 2026.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

61	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Forward foreign currency contracts, interest rate options, interest rate swap contracts, total return swap contracts, and cross currency swap contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency contracts, interest rate swap contracts, total return swap contracts, and cross currency swap contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency contracts, interest rate options, interest rate swap contracts, total return swap contracts, and cross currency swap contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs.

Semi-Annual Report | June 30, 2026 (Unaudited)	62

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2026:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Bank Loans	$–	$536,798,401	$1,288,412,447	$1,825,210,848
Corporate Bonds	–	156,164,385	53,416,375	209,580,760
Short Term Investment	78,364,898	–	–	78,364,898
Asset-backed Securities	–	14,455,694	51,446,730	65,902,424
Convertible Corporate Bonds	–	29,664,776	–	29,664,776
Commercial Real Estate Loans	–	9,915,216	–	9,915,216
Membership Interests	–	–	4,423,275	4,423,275
Preferred Stocks	–	3,420,160	50,002	3,470,162
Common Stocks	–	785,323	–	785,323
Limited Partnership	–	–	21,025	21,025
Warrants	–	18,606	–	18,606
Unfunded Loan Commitments	–	38,763	627,573	666,336
Liabilities:
Unfunded Loan Commitments	–	(648,682)	(2,036,960)	(2,685,642)
Total	$78,364,898	$750,612,642	$1,396,360,467	$2,225,338,007
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$5,406,218	$–	$5,406,218
Interest Rate Swap Contracts	–	124,059	–	124,059
Liabilities:
Forward Foreign Currency Contracts	–	(54,385)	–	(54,385)
Interest Rate Swap Contracts	–	(57,355)	–	(57,355)
Total	$–	$5,418,537	$–	$5,418,537

63	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Asset- Backed Securities	Corporate Bonds	Membership Interests	Limited Partnership	Preferred Stocks	Unfunded Loan Commitments	Total
Balance as of December 31, 2025	$1,199,346,739	$44,377,316	$61,667,467	$1,067,036	$16,916	$50,000	$1,510,210	$1,308,035,684
Accrued discount/premium	943,724	(212,645)	149,867	–	–	–	–	880,946
Return of Capital	–	–	–	–	–	–	–	–
Realized Gain/(Loss)	385,309	–	(2,036)	–	–	–	–	383,273
Change in Unrealized Appreciation/(Depreciation)	(15,200,743)	32,591	(1,205,578)	(257,098)	4,109	2	(2,919,597)	(19,546,314)
Purchases	831,014,540	18,410,367	17,841,430	3,613,337				870,879,674
Sales Proceeds	(706,746,969)	(11,160,899)	(25,034,775)	–	–	–	–	(742,942,643)
Transfer into Level 3(a)	(21,330,153)	–	–	–	–	–	–	(21,330,153)
Transfer out of Level 3(a)	–	–	–	–	–	–	–	–
Balance as of June 30, 2026	$1,288,412,447	$51,446,730	$53,416,375	$4,423,275	$21,025	$50,002	$(1,409,387)	$1,396,360,467
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at June 30, 2026	$(20,097,577)	$39,876	$(1,186,265)	$(256,098)	$4,109	$2	$(2,919,597)	$(24,418,550)

(a)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

Semi-Annual Report | June 30, 2026 (Unaudited)	64

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$1,226,318,820	Discounted Cash Flow	Discount Rate	3.80%	58.00%	9.62%
Bank Loans	49,327,271	Transaction Approach	Recent Transaction	$98.00	$99.50	$98.87
Bank Loans	12,766,356	Recovery Analysis	Recoverability %	0.00%	79.50%	78.79%
Asset-Backed Securities	51,446,730	Discounted Cash Flow	Discount Rate	2.56%	18.60%	8.36%
Corporate Bond	42,103,408	Discounted Cash Flow	Discount Rate	8.28%	13.31%	10.02%
Corporate Bond	11,312,967	Transaction Approach	Recent Transaction	$99.00	$99.00	$99.00
Membership Interests	4,322,207	Discounted Cash Flow	Discount Rate	15.06%	18.91%	15.89%
Membership Interests	101,068	Transaction Approach	Recent Transaction	$1,010.68	$1,010.68	$1,010.68
Limited Partnership	21,025	Market Comparable Technique	Comparable Multiple	9.25	x	9.25	x	9.25	x
Preferred Stocks	50,002	Discounted Cash Flow	Discount Rate	11.63%	11.63%	11.63%
Unfunded Loan Commitments	(1,243,400)	Discounted Cash Flow	Discount Rate	2.56%	15.90%	10.37%
Unfunded Loan Commitments	(165,987)	Transaction Approach	Recent Transaction	$97.29	$100.00	$98.43
Total	$1,396,360,467

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Comparable Multiple	Increase	Decrease
Vendor and/or Broker Quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability %	Increase	Decrease

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of June 30, 2026. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used the market comparable technique. The significant unobservable input used in this technique is primarily earnings before interest, taxes, depreciation and amortization comparable multiples.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund's debt obligations as of June 30, 2026, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $667,823,463.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

65	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with certain banking institutions, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended June 30, 2026, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of June 30, 2026, the Fund had $252,868,154 at fair value in unfunded loan commitments.

Semi-Annual Report | June 30, 2026 (Unaudited)	66

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Defaulted Securities and Non-Accrual Securities – The Fund held defaulted securities and/or other non-accrual securities for which the income has been deemed uncollectible. As of June 30, 2026, the aggregate value of those securities was $5,304,334 representing 0.32% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund's tax returns for open tax years or expected to be taken in the Fund’s 2026 returns.

Segment Reporting – The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund's President or designee acts as the Fund's CODM and is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund's consolidated financial statements. The Fund's adoption of this guidance did not have a material impact on the Fund's financial position, results of operations or cash flows.

Income Taxes – In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective December 31, 2025 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.

Income Statement - Reporting Comprehensive Income – In November 2024, the FASB issued ASU No. 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures” (Subtopic 220-40) (“ASU 2024-03”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the consolidated financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund does not expect the adoption of ASU 2024-03 to have a material impact on its year-end financial statements.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts, cross currency swap contracts, total return swap contracts, interest rate swap contracts and interest rate options. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

67	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the period ended June 30, 2026, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap contract is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swap contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swap contracts involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

The Fund has pledged $17,737,347 as cash collateral in accordance with the terms of the interest rates swaptions and total return swap contracts.

Fair values of forward foreign currency contracts, total return swap contracts, interest rate swap contracts and interest rate options on the Consolidated Statement of Assets and Liabilities as of June 30, 2026, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Interest Rate Swap Contracts)	Unrealized appreciation on interest rate swap contracts	$124,059
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	5,406,218
Total		$5,530,277
Interest Rate Risk (Interest Rate Swap Contracts)	Unrealized depreciation on interest rate swap contracts	$57,355
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized depreciation on forward foreign currency contracts	54,385
Total		$111,740

For the period ended June 30, 2026, the average monthly notional value of forward foreign currency contracts, total return swap contracts, interest rate options and interest rate swap contracts were $433,281,670, $366,595, $3,926,203, and $112,340 respectively.

Semi-Annual Report | June 30, 2026 (Unaudited)	68

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

The effect of forward foreign currency contracts, total return swap contracts, cross currency swap contracts, interest rate options and interest rate swap contracts on the Consolidated Statement of Operations for the period ended June 30, 2026, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Realized Gain/ (Loss) on Derivatives
Interest Rate Risk	Interest Rate Options	Net realized gain/(loss) on interest rate options	$(1,989,624)
Interest Rate Risk	Interest Rate Swap Contracts	Net realized gain/(loss) on interest rate swap contracts	(2,198,212)
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts	5,865,425
Foreign Exchange Rate Risk	Cross Currency Swap Contracts	Net realized gain on cross currency swap contracts	(41,557)
Market and Credit Risk	Total Return Swap Contracts	Net realized gain/(loss) on total return swap contracts	(238,171)
Total			$1,397,861

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest Rate Risk	Interest Rate Options	Change in unrealized appreciation/(depreciation) on interest rate options	$1,935,040
Interest Rate Risk	Interest Rate Swap Contracts	Change in unrealized appreciation/(depreciation) on interest rate swap contracts	(8,311,387)
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	6,402,664
Market and Credit Risk	Total Return Swap Contracts	Change in unrealized appreciation/(depreciation) on total return swap contracts	51,369
			$77,686

The Fund has elected not to offset assets and liabilities that may be received or paid as part of collateral arrangements in the accompanying Consolidated Statement of Assets and Liabilities, even when an enforceable master netting arrangement or other agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations. Therefore, all qualifying transactions are presented on a gross basis in the Consolidated Statement of Assets and Liabilities.

The following tables present the offsetting of financial and derivative assets and liabilities as of June 30, 2026:

Risk Exposure	Gross Amounts Presented in the Accompanying Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Accompanying Consolidated Statement of Assets and Liabilities Collateral Pledged and Received	Net Amount
Assets
Interest Rate Swap Contracts, at fair value	$124,059	$(124,059)	$–
Interest Rate Swap Contracts, at fair value	(57,355)	57,355	–
Total	$66,704	$(66,704)	$–

Amounts in the preceding table have been limited to the liability balance, and accordingly, do not include any excess collateral pledged.

The gross amounts of derivative assets and liabilities, presented in the accompanying Consolidated Statement of Assets and Liabilities in the amounts of $5,406,218 and $(54,385), are not subject to an enforceable master netting agreement.

69	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund's investment activities involve commitments to, executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and other counterparties. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser or its affiliates may commit to an investment on behalf of the funds they manage, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund's allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

As of June 30, 2026, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Accel International Holdings, LLC, First Lien Revolving Term Loan	$1,467,890	$293,578	$1,174,312
Acentra Holdings, LLC (fka CNSI Holdings, LLC), First Lien Revolving Term Loan	1,000,000	–	1,000,000
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan	832,140	–	832,140
Alkeme Intermediary Holdings LLC, First Lien Delayed Draw Term Loan	10,000,000	3,885,611	6,114,389
Allied Benefit Systems Intermediate LLC, First Lien Delayed Draw Term Loan	1,116,825	–	1,116,825
Altern Marketing, LLC, First Lien Revolving Term Loan	255,754	–	255,754
Apple SG Bidco Pte. Ltd., First Lien Delayed Draw Term Loan	949,776	–	949,776
Apple SG Bidco Pte. Ltd., First Lien Delayed Draw Term Loan	6,923	–	6,923
Artifact Bidco, Inc., First Lien Delayed Draw Term Loan	1,551,724	–	1,551,724
Artifact Bidco, Inc., First Lien Revolving Term Loan	753,695	–	753,695
Artifact Bidco, Inc., First Lien Revolving Term Loan	354,680	–	354,680
Aryeh Bidco Investment Ltd., First Lien Delayed Draw Term Loan	1,791,167	255,881	1,535,286
Aryeh Bidco Investment Ltd., First Lien Revolving Term Loan	1,279,405	153,529	1,125,876
AVSC Holding Corp., First Lien Revolving Term Loan	1,449,831	173,980	1,275,851
Azuria Water Solutions, Inc., First Lien Delayed Draw Term Loan	321,087	–	321,087
Azurite Intermediate Holdings, Inc., First Lien Revolving Term Loan	600,000	–	600,000
BCPE Maverick Parent, LP, First Lien Delayed Draw Term Loan	33,750,000	31,460,758	2,289,242
BGIF IV Fearless Utility Services, Inc., First Lien Delayed Draw Term Loan	2,358,491	–	2,358,491
BGIF IV Fearless Utility Services, Inc., First Lien Revolving Term Loan	1,132,075	94,340	1,037,736
Cascade Parent Inc., First Lien Revolving Term Loan	932,540	–	932,540
CCI Buyer, Inc., First Lien Revolving Term Loan	441,379	–	441,379
Cerity Partners Equity Holding LLC, First Lien Delayed Draw Term Loan	8,256,881	–	8,256,881
Cerity Partners Equity Holding LLC, First Lien Revolving Term Loan	743,119	356,697	386,422
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Revolving Term Loan	333,333	–	333,333
Classico Holdings 2 B.V., First Lien Delayed Draw Term Loan	2,047,537	–	2,047,537
Coding Solutions Acquisition Inc, First Lien Delayed Draw Term Loan	566,038	–	566,038
Coding Solutions Acquisition Inc, First Lien Delayed Draw Term Loan	169,847	–	169,847
Coding Solutions Acquisition Inc, First Lien Revolving Term Loan	381,679	–	381,679
Consult Bidco Ltd, First Lien Delayed Draw Term Loan	3,314,142	–	3,314,142
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Revolving Term Loan	789,474	–	789,474
CoreWeave Financing DDTL V LLC, First Lien Term Loan	282,048	100,173	181,876
Coupa Software Incorporated, First Lien Revolving Term Loan	304,998	203,332	101,666
Creek Parent, Inc., First Lien Revolving Term Loan	1,257,143	–	1,257,143
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan	6,511,140	1,236,721	5,274,419
Crete PA Holdco, LLC, First Lien Revolving Term Loan	1,325,581	–	1,325,581
Crewline Buyer, Inc., First Lien Revolving Term Loan	471,698	–	471,698
Crunch Fitness Merger Sub, LLC, First Lien Revolving Term Loan	1,176,471	–	1,176,471

Semi-Annual Report | June 30, 2026 (Unaudited)	70

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

CSC Holdings, LLC, First Lien Revolving Term Loan	$13,195,378	$11,862,512	$1,332,866
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Delayed Draw Term Loan	873,016	–	873,016
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Delayed Draw Term Loan	490,124	–	490,124
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Incremental Delayed Draw Term Loan	2,909,656	2,178,127	731,529
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Revolving Term Loan	1,463,058	–	1,463,058
Curia Global, Inc., First Lien Delayed Draw Term Loan	1,427,777	737,685	690,092
Databricks, Inc., First Lien Delayed Draw Term Loan	5,864,779	–	5,864,779
Deerfield Dakota Holding, LLC, First Lien Revolving Term Loan	857,143	314,286	542,857
Edition Holdings, Inc., First Lien Delayed Draw Term Loan	4,350,820	–	4,350,820
Edition Holdings, Inc., First Lien Revolving Term Loan	1,808,933	66,998	1,741,936
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan	3,979,360	397,936	3,581,424
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,632,267	–	6,632,267
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,632,267	–	6,632,267
Elk Bidco, Inc, First Lien Delayed Draw Term Loan	1,044,776	–	1,044,776
Elk Bidco, Inc, First Lien Revolving Term Loan	940,299	–	940,299
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan	1,472,770	572,030	900,741
Everbridge Holdings, LLC, First Lien Revolving Term Loan	592,593	–	592,593
Evergreen IX Borrower 2023, LLC, First Lien Revolving Term Loan	1,093,168	–	1,093,168
Evoriel, First Lien Delayed Draw Term Loan	2,323,924	1,045,766	1,278,158
ExactCare Parent, Inc., First Lien Revolving Term Loan	491,803	–	491,803
Excelligence Learning Corporation, First Lien Revolving Term Loan	1,780,822	783,562	997,260
Financiere Astek, First Lien Delayed Draw Term Loan	2,214,351	2,184,644	29,707
Fire Flow Intermediate Corporation, First Lien Delayed Draw Term Loan	2,700,000	1,552,500	1,147,500
Fire Flow Intermediate Corporation, First Lien Delayed Draw Term Loan	6,300,000	–	6,300,000
Foresight US Bidco, Inc., First Lien Revolving Term Loan	2,056,673	–	2,056,673
Galway Borrower LLC, First Lien Delayed Draw Term Loan	280,208	–	280,208
Galway Borrower LLC, First Lien Revolving Term Loan	332,924	105,700	227,224
GC Waves Holdings, Inc., First Lien Revolving Term Loan	268,968	–	268,968
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan	1,963,190	1,109,202	853,988
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan	736,196	171,779	564,417
Golden Hippo Pet, LLC, First Lien Revolving Term Loan	383,632	–	383,632
Goldeneye Parent, LLC, First Lien Revolving Term Loan	948,567	–	948,567
Hanger, Inc., First Lien Delayed Draw Term Loan	567,222	400,683	166,540
Heartbeat BidCo GmbH, First Lien Delayed Draw Term Loan	741,143	247,048	494,096
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan	2,771,073	955,212	1,815,861
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan	463,944	462,784	1,160
Hyperion Refinance SARL, First Lien Delayed Draw Term Loan	15,000,000	6,900,000	8,100,000
Ideal Components Acquisition, LLC, First Lien Delayed Draw Term Loan	1,374,046	–	1,374,046
Ideal Components Acquisition, LLC, First Lien Revolving Term Loan	1,145,038	442,748	702,290
International Schools Partnership Limited, First Lien Delayed Draw Term Loan	7,998,172	–	7,998,172
International Schools Partnership Limited, First Lien Delayed Draw Term Loan	4,240,055	3,430,355	809,701
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,427,788	–	3,427,788
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,427,788	2,240,045	1,187,743
Invited, Inc., First Lien Delayed Draw Term Loan	289,855	–	289,855
Invited, Inc., First Lien Revolving Term Loan	434,783	–	434,783
IRIS Specialty Acquisition LLC, First Lien Delayed Draw Term Loan	1,919,795	172,782	1,747,014
IRIS Specialty Acquisition LLC, First Lien Revolving Term Loan	1,689,420	383,959	1,305,461
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	315,315	–	315,315
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	1,349,950	296,797	1,053,153
Jensen Hughes, Inc, First Lien Revolving Term Loan	540,541	–	540,541
Jeppesen Holdings, LLC, First Lien Revolving Term Loan	887,324	–	887,324
Kairos Intermediateco AB, First Lien Delayed Draw Term Loan	2,352,095	–	2,352,095
Kaman Corp, First Lien Delayed Draw Term Loan	450,517	–	450,517
Koala Investment Holdings, Inc., First Lien Delayed Draw Term Loan	1,508,043	–	1,508,043

71	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Koala Investment Holdings, Inc., First Lien Revolving Term Loan	$670,241	$355,228	$315,013
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan	600,000	165,000	435,000
LHS Borrower LLC, First Lien Revolving Term Loan	1,113,537	289,520	824,017
LIDO Purchaser, Inc., First Lien Delayed Draw Term Loan	2,666,667	–	2,666,667
Madonna Bidco Limited, First Lien Delayed Draw Term Loan	1,473,837	75,166	1,398,671
MetaTiedot Midco SARL, First Lien Revolving Term Loan	814,689	81,469	733,220
NFO Orange Buyer, LLC, First Lien Delayed Draw Term Loan	2,052,632	–	2,052,632
NFO Orange Buyer, LLC, First Lien Revolving Term Loan	1,368,421	752,632	615,789
OMH-Healthedge Holdings, Inc., First Lien Revolving Term Loan	1,775,417	–	1,775,417
One Call Corporation (fka Opal Acquisition, Inc.), First Lien Revolving Term Loan	1,184,211	–	1,184,211
Opseo Holding B.V., First Lien Delayed Draw Term Loan	4,035,735	–	4,035,735
Opseo Holding B.V., First Lien Revolving Term Loan	560,519	–	560,519
Paisley Bidco Limited, First Lien Delayed Draw Term Loan 5	3,979,360	3,165,237	814,123
Parfums Holding Company, Inc., First Lien Revolving Term Loan	525,547	–	525,547
Pathfinder Bidco Limited, First Lien Delayed Draw Term Loan	2,652,907	–	2,652,907
Poly-Wood, LLC, First Lien Revolving Term Loan	681,818	–	681,818
Pye-Barker Fire & Safety LLC, First Lien Delayed Draw Term Loan	520,000	81,600	438,400
QBS Parent, Inc., First Lien Delayed Draw Term Loan	1,704,727	102,043	1,602,683
QBS Parent, Inc., First Lien Revolving Term Loan	1,122,215	–	1,122,215
Qinetic, Inc., First Lien Delayed Draw Term Loan	3,000,000	–	3,000,000
Qinetic, Inc., First Lien Revolving Term Loan	1,500,000	–	1,500,000
QTS Project Ram	10,000,000	7,233,127	2,766,873
Radiate Holdco, LLC, First Lien Delayed Draw Term Loan	507,762	169,254	338,508
Rome Wildlife, Inc., First Lien Backstop Loan	14,000,000	–	14,000,000
Runway Bidco, LLC, First Lien Delayed Draw Term Loan	2,714,942	–	2,714,942
Runway Bidco, LLC, First Lien Revolving Term Loan	1,357,462	–	1,357,462
Russell Investments US Institutional Holdco Inc, First Lien Revolving Term Loan	2,264,151	–	2,264,151
Saber Parent Holdings Corp, First Lien Delayed Draw Term Loan	4,100,136	751,063	3,349,073
Saber Parent Holdings Corp, First Lien Revolving Term Loan	2,048,780	951,901	1,096,880
SG Acquisition, Inc., First Lien Revolving Term Loan	648,524	–	648,524
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan	1,058,431	346,193	712,238
Silk Holdings III Corp., First Lien Revolving Term Loan	835,580	58,491	777,090
Sparkle Bidco Limited, First Lien Delayed Draw Term Loan	3,316,134	994,840	2,321,294
Spruce Bidco II Inc., First Lien Revolving Term Loan	763,761	297,018	466,743
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan	1,331,129	986,881	344,248
Thg Acquisition, LLC, First Lien Revolving Term Loan	668,258	164,200	504,057
Titan BW Borrower LP, First Lien Delayed Draw Term Loan	1,145,203	685,743	459,459
Titan BW Borrower LP, First Lien Revolving Term Loan	2,297,297	–	2,297,297
Trilon Group LLC, First Lien Delayed Draw Term Loan	244,898	–	244,898
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	2,571,524	–	2,571,524
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan, B	5,165,315	2,038,674	3,126,641
Truck-Lite Co., LLC, First Lien Revolving Term Loan	1,945,387	–	1,945,387
Tulip Bidco Limited, First Lien Delayed Draw Term Loan	13,264,535	3,842,663	9,421,872
Uft Buyer LLC, First Lien Delayed Draw Term Loan	2,439,024	582,815	1,856,210
Uft Buyer LLC, First Lien Revolving Term Loan	914,634	–	914,634
US Fertility Enterprises, LLC, First Lien Delayed Draw Term Loan	242,105	–	242,105
Venture Global CP2 LNG, LLC, First Lien Delayed Draw Term Loan	4,325,804	–	4,325,804
Venture Global CP2 LNG, LLC, First Lien Delayed Draw Term Loan	3,074,414	–	3,074,414
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan	1,969,843	–	1,969,843
Victors Purchaser, LLC, First Lien Revolving Term Loan	2,156,713	210,411	1,946,302
WC ORS Buyer, Inc., First Lien Revolving Term Loan	1,515,923	530,573	985,350
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan	1,493,478	992,225	501,253
WH BorrowerCo, LLC, First Lien Revolving Term Loan	501,253	116,541	384,712
Wisdom Purchaser, LLC, First Lien Revolving Term Loan	656,250	–	656,250
Yucca Growth Infrastructure, LLC, First Lien Delayed Draw Term Loan	4,617,892	149,350	4,468,542
Zendesk, Inc., First Lien Revolving Term Loan	1,394,408	–	1,394,408
Zenith AcquisitionCo, LLC, First Lien Delayed Draw Term Loan	4,696,897	217,232	4,479,666
Zenith AcquisitionCo, LLC, First Lien Revolving Term Loan	1,832,936	–	1,832,936

Semi-Annual Report | June 30, 2026 (Unaudited)	72

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Zeus Company LLC, First Lien Revolving Term Loan	$526,316	$87,719	$438,596
Total	$360,189,444	$103,704,546	$256,484,898

(a)	The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that they intend to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended June 30, 2026, the Fund recorded a net change in unrealized depreciation on unfunded loan commitments totaling $2,019,306.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.50%, of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser ("Sub-Advisory Agreement"). The Adviser has agreed to pay the Sub-Adviser as compensation under the Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.40%
$250M to $500M	0.30%
$500M to $1B	0.25%
Over $1B	0.20%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares (along with the respective expense limitations for each of the Fund’s other classes of shares, an “Expense Limitation”). Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Board. The Adviser has approved the continuance of the Multi-Class Expense Limitation Agreement at least through April 30, 2027, unless and until the Board approves its modification or termination upon written notice to the Adviser. The Multi-Class Expense Limitation Agreement may be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Advisory Agreement between the Fund and the Adviser is terminated.

73	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

During the period ended June 30, 2026, fees waived and reimbursed expenses to the Fund by the Adviser totaled $754,678. The balance of recoupable expenses for the fund was as follows:

Expires December 31, 2026	Expires December 31, 2027	Expires December 31, 2028	Expires December 31, 2029
$1,643,953	$1,529,469	$1,505,197	$614,814

During the period ended June 30, 2026, previously recoupable expenses totaling $495,872 expired.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses. In addition, the Fund and the Sub-Adviser have also entered into an administration agreement, pursuant to which the Sub-Adviser will be entitled to reimbursement by the Fund of the Sub-Adviser’s cost of providing the Fund with certain non-advisory services. If the Sub-Adviser engages any persons (including sub-administrators) or any of its affiliates, including persons who are officers of the Fund, to provide accounting, legal, clerical, compliance, technology or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Sub-Adviser for its costs in providing such services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. The Fund may reimburse the allocable portion of the compensation paid by Apollo to the Fund’s officers and their respective staffs.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares, Class L shares and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75%, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class C shares, Class L shares and Class M shares, respectively, payable on a monthly basis. For the period ended June 30, 2026, Class C shares and Class L shares incurred distribution fees of $314,842 and $21,690, respectively. For the period ended June 30, 2026, Class M shares did not incur distribution fees. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the period ended June 30, 2026, Class A, Class C and Class L shares incurred shareholder servicing fees of $78,951, $56,164, and $21,690, respectively. Class F shares, Class I shares and Class M shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser and Sub-Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Officer and Trustee Compensation

During the reporting period, each trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund (an "Independent Trustee") received an annual retainer of $65,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. Certain trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities. The Fund may reimburse the allocable portion of the compensation paid by Apollo (or its affiliates) to the Fund’s officers.

Semi-Annual Report | June 30, 2026 (Unaudited)	74

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Fees from Affiliates

From time-to-time various affiliates of the Adviser (collectively, “Affiliates”) are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, or similar services (collectively, “Capital Solution services") are earned and in certain circumstances are rebated back to the Fund in whole or in part. For the period ended June 30, 2026, the Fund received fee rebates for Capital Solution services from certain Affiliates in the amount of $277,334.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended June 30, 2026, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$1,574,600,052	$1,642,032,299

The Fund is permitted to purchase and sell securities classified as Level 1 under ASC 820 (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act. For the period ended June 30, 2026, there were no Cross-Trade activities.

7. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal year ended December 31, 2025, was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2025	$108,672,341	$–	$–

As of June 30, 2026, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$27,139,055	$(50,167,354)	$(23,028,299)	$2,250,385,612

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, defaulted income, wash sales, mark-to-market adjustments and forward contracts.

8. CREDIT FACILITIES

SPV Financing Facilities

The Fund and the Financing Subsidiary are party to a secured revolving credit facility with Citibank, N.A. ("Citi Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of June 30, 2026, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

75	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

For the period ended June 30, 2026, the Citi Credit Facility bore interest at SOFR plus spread ranging from 1.60% to 2.90% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. As of June 30, 2026, there was $330 million outstanding under the Citi Credit Facility.

The Fund and Financing Subsidiary II are party to a secured revolving credit facility with Royal Bank of Canada ("RBC Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the RBC Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Financing Subsidiary II. Assets securing the RBC Credit Facility held by Financing Subsidiary II are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and Financing Subsidiary II are also required to comply with various covenants, reporting requirements and other customary requirements. As of June 30, 2026, the Fund and Financing Subsidiary II were in compliance in all material respects with the terms of the RBC Credit Facility.

For the period ended June 30, 2026, the RBC Credit Facility bore interest at SOFR plus spread ranging from 1.45% to 2.00% based on the applicable weighted average discount margin and was not subject to an unused commitment fee. As of June 30, 2026, there was $260 million outstanding under the RBC Credit Facility.

For the period ended June 30, 2026, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility and the RBC Credit Facility were as follows:

	For the Six Months Ended June 30, 2026
	Citi Credit Facility	RBC Credit Facility
Credit facility interest expense	$12,371,913	$3,273,284
Credit facility unfunded commitment fee	130,919	–
Credit facility fees	79,765	–
Amortization of debt issuance costs	211,416	196,901
Total credit facility expense	$12,794,013	$3,470,185
Average stated interest rate %	5.47%	5.40%
Average outstanding balance	447,591,160	204,309,392

Committed Facility

On December 17, 2024, the Fund entered into a committed facility arrangement (the “BNP Credit Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP”). The BNP Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past twenty business days.

The Fund may terminate the BNP Credit Facility immediately without further fee obligations upon BNP becoming bankrupt, insolvent or subject to any certain specified events under the BNP Credit Facility agreements. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Credit Facility. The BNP Credit Facility shall also terminate immediately upon BNP long-term credit rating declining to a level three or more notches below its highest rating by any of Standard & Poor’s ("S&P") Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings, Ltd during the term of the BNP Facility.

The BNP Credit Facility will bear interest at applicable Overnight Bank Funding Rate (or the relevant reference rate for any foreign currency borrowings) plus 0.95% per annum (or the relevant spread for any foreign currency borrowings). Interest is payable in arrears on the first business day of the month following the month in which the interest accrued. During the period ended June 30, 2026, the Fund incurred $1,440,801 of interest expense related to its outstanding borrowings under the BNP Credit Facility. The average outstanding borrowings under the BNP Credit Facility were $63,127,331 and the average interest rate was 4.58%. As of June 30, 2026, there was approximately $77.8 million outstanding and $29.4 million available under the BNP Credit Facility.

In connection with the use of the BNP Credit Facility, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the outstanding loan balance. The BNP Credit Facility provides that the Fund has the right to continue to receive dividends and interest on rehypothecated securities and to recall any rehypothecated securities from BNP on demand and without condition. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility requires BNP to compensate the Fund for any fees or losses related to the failed delivery or, in the event BNP is unable to return a recalled security, the Fund, upon notice to BNP, may reduce the outstanding loan balance by the fair market value of the recalled security not returned. As of June 30, 2026, BNP rehypothecated $74.7 million in securities pledged by the Fund as collateral pursuant to the BNP Credit Facility, and during the period ended June 30, 2026, the Fund received cash compensation in the form of a reduction in the amounts owed under the BNP Credit Facility of $10,738.

Semi-Annual Report | June 30, 2026 (Unaudited)	76

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Under the BNP Credit Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. As of June 30, 2026, the Fund was in compliance in all material respects with the terms of the BNP Credit Facility. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Credit Facility agreements. The BNP Credit Facility agreements contain events of default and termination events customary for similar financing transactions. The Fund’s obligations under the BNP Credit Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

9. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at NAV no less than 5% of the outstanding shares of the Fund once each quarter. If shareholders tender for repurchase more than the amount in a repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline (as defined below). If the Fund determines not to repurchase more than the amount in a repurchase offer, or if shareholders tender shares in an amount exceeding the amount in a repurchase offer plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers.

Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the period ended June 30, 2026, the Fund completed two quarterly repurchase offers. The Fund offered to repurchase up to 5% of its outstanding shares with the offers dated December 24, 2025 and March 26, 2026. The shareholder repurchase requests received by the Fund in good order by the February 3, 2026 Repurchase Request Deadline were honored in their full amounts. The shareholder repurchase requests received by the Fund in good order by the May 5, 2026 Repurchase Request Deadline exceeded the number of shares subject to the repurchase offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 35% of the 10,814,698 shares tendered for repurchase. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 24, 2025	March 26, 2026
Repurchase Request Deadline	February 3, 2026	May 5, 2026
Repurchase Pricing Date	February 3, 2026	May 5, 2026
Dollars Repurchased	$76,580,633	$84,283,479
Shares Repurchased	3,369,037	3,769,349
% of Outstanding Shares Offered to be Repurchased	5%	5%
% of Outstanding Shares Repurchased	4.5%	5%

In addition to making quarterly repurchase offers, the Fund offers limited rights to a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. If a shareholder would like to submit a repurchase request due to shareholder death, they can call the Fund at 1-888-926-2688 or contact the financial intermediary, financial adviser or broker/dealer through which the shares are owned. Requests due to death are intended for natural persons and will require additional supporting documents.

10. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

77	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Risks Related to an Investment in the Fund.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund has in the past received, and may in the future receive, repurchase requests that exceed the limits of a quarterly repurchase offer, and the Fund has in the past repurchased less than the full amount of shares requested, resulting in the repurchase of shares on a pro rata basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/ or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Anti-Takeover Provisions. The Fund’s declaration of trust ("Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event the Fund defaults under a credit facility or other borrowings, the Fund’s business could be adversely affected as it may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows.

Semi-Annual Report | June 30, 2026 (Unaudited)	78

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Rehypothecated Securities Risk. In connection with the use of the BNP Credit Facility for leverage, the Fund permits the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the BNP Credit Facility provide that the Fund continues to receive dividends and interest on rehypothecated securities. The Fund has the right under the BNP Credit Facility to recall rehypothecated securities from BNP on demand. If BNP fails to deliver a recalled security in a timely manner, the BNP Credit Facility provides for compensation by BNP to the Fund for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNP, for the Fund, upon notice to BNP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The terms of the BNP Credit Facility pursuant to which portfolio securities pledged by the Fund are rehypothecated may provide for receipt by the Fund, either directly or indirectly through a reduction in the costs associated with the BNP Credit Facility, of a portion of the fees earned by BNP in connection with the rehypothecation of such portfolio securities. Rehypothecation by BNP of the Fund’s pledged portfolio securities entails risks, including the risk that BNP will be unable or unwilling to return rehypothecated securities, which could result in, among other things, the inability of the Fund to find suitable investments to replace the unreturned securities, thereby impairing the ability of the Fund to achieve its investment objective.

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in the Fund’s distribution reinvestment plan will generally be automatically reinvested in its common shares. As a result, shareholders that do not participate in the distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Declaration of Trust provides that the Fund’s Trustees will not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

79	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the Fund's Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub-Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceed certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involve risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Semi-Annual Report | June 30, 2026 (Unaudited)	80

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and/or its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms. The Fund’s direct origination platform generally focuses on mature companies backed by well-funded large sponsors (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

Trade Negotiations and Related Government Actions. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. The debt capital that will be available to the Fund in the future, if at all, may be impacted by changes in and uncertainty surrounding interest rates. Depending on the interest rate environment and general state of credit markets, potential debt capital may be available only at a higher cost and on terms and conditions less favorable than what the Fund has historically experienced. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund’s business.

81	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the

U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact the ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Collateralized Debt Obligation (CDO) Securities. CDO securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of preferred shares. Leverage may result in greater volatility of the NAV and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of preferred shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

Semi-Annual Report | June 30, 2026 (Unaudited)	82

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the common shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Economic activity has continued to accelerate across sectors and regions. Nevertheless, global supply chain issues have led, and may in the future lead, to a rise in energy prices. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy continues to tighten in response. Persistent inflationary pressures could affect our portfolio companies’ profit margins. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund's Quarterly Repurchase Offer Notice dated June 25, 2026, the Fund offered to repurchase up to 5% of its outstanding shares at the net asset value of such shares on August 4, 2026. The shareholder repurchase requests received by the Fund in good order by the August 4, 2026, Repurchase Request Deadline exceeded the number of shares subject to the repurchase offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 27% of the 13,720,453 shares tendered for repurchase by the Repurchase Request Deadline, which resulted in 3,741,496 shares being repurchased for $82,988,387.

83	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

June 30, 2026 (Unaudited)

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

Semi-Annual Report | June 30, 2026 (Unaudited)	84

Apollo Diversified Credit Fund	Dividend Reinvestment Policy

June 30, 2026 (Unaudited)

The Fund will operate under a dividend reinvestment plan administered by SS&C GIDS, Inc. (the “Transfer Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 801 Pennsylvania Ave., Suite 219133, Kansas City, MO 64105-1307. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 801 Pennsylvania Ave., Suite 219133, Kansas City, MO 64105-1307. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

85	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Additional Information

June 30, 2026 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, on the Fund’s website at www.apollo.com/adcf, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | June 30, 2026 (Unaudited)	86

Apollo Diversified Credit Fund	Approval of Investment Advisory Contract

June 30, 2026 (Unaudited)

Trustees Consideration and Renewal of the Management Agreement and Sub-Advisory Agreement

In considering whether to renew the Amended and Restated Management Agreement (the “Management Agreement”) between the Fund and the Adviser and the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Advisory Agreements”) between the Fund, the Adviser and the Sub-Adviser (together with the Adviser, the “Advisers”), the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Advisers; (2) the investment performance of the Fund and the Advisers; (3) the costs of the services to be provided and profits to be realized by the Advisers and their affiliates from the relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale for the benefit of the Fund’s investors.

(1) The nature, extent and quality of the services provided by the Advisers. The Trustees evaluated the Advisers’ current staffing, personnel, and methods of operating; the education and experience of their personnel, their compliance programs, policies, and procedures, organizational structure and the financial condition of the Advisers. The Board noted that the Adviser and Sub-Adviser are affiliates of Apollo, and further noted the Advisers’ access to the additional resources, infrastructure, and experience of Apollo. The Trustees noted that the services provided by the Advisers had not changed since the Board’s last approval of the Advisory Agreements and no material changes are anticipated over the next year. The Board noted that the Advisers continue to review and provide the required resources to ensure high quality and professional management and administration services to the Fund. The Board discussed the education and experience of senior management and key personnel supporting the Fund, noting the depth of expertise in the credit markets. The Board noted the compensation philosophy of the Advisers and their commitment to attract and retain quality personnel, noting that no changes have recently occurred and none are currently expected with respect to key personnel supporting the Fund. The Board noted the additional roles maintained by the Adviser with respect to the Fund, including as the Fund’s valuation designee to perform fair value determinations relating to the Fund’s portfolio investments pursuant to Rule 2a-5 under the 1940 Act. The Board reviewed the quality and growth of the Advisers’ compliance infrastructure and the compliance and risk management programs and policies. After reviewing the foregoing information and other information in the response materials from the Advisers ("Adviser Materials"), including the Adviser’s and Sub-Adviser’s Form ADV, and descriptions of the Advisers' business and compliance programs, the Board concluded that the nature, extent, and quality of the services provided by the Advisers to the Fund were satisfactory.

(2) The investment performance of the Fund and the Advisers. The Trustees reviewed the performance of the Fund in view of its stated investment objective and investment strategy. With respect to performance of the Fund, the Trustees noted that the Fund outperformed its benchmarks for the one-, three- and five-year periods ended December 31, 2025, as outlined in the Adviser Materials. The Trustees also noted comparable performance of the Fund against its peers. When reviewing the Fund’s performance against its benchmark and peers, the Board considered the strategies and investment objectives of each of the peer funds. The Board noted that performance of the Fund overall has been relatively strong. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3) The costs of the services to be provided and profits realized by the Advisers and their affiliates from the relationship with the Fund. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of the management fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management and the size of the peer, among other factors. The Trustees noted that while the management fee of the Fund was higher than the median of the peer group, it was still within the range of the peer group. The Trustees also noted that the peer group funds with management fees below the median generally invest in more liquid credit investments, as opposed to the loan originations in which the Fund invests and which take additional resources to manage. Furthermore, the Board acknowledged that the Fund’s management fee is calculated based on net assets, as opposed to managed assets, and noted that, unlike many of the peer group funds that originate loans, no incentive fee was charged to the Fund. The Board also noted that the Adviser and not the Fund pays the sub-advisory fee. The Trustees also noted the continuation of the expense limitation and reimbursement agreements, which limit the Fund’s annual operating expenses, through at least April 30, 2027.

The Trustees reviewed the financial information of Apollo, the parent company of the Advisers, and the profit and loss assessment of the Adviser in connection with its management of the Fund, as outlined in the Adviser Materials. The Trustees noted that the Adviser was currently profitable with regard to the Fund. The Board noted that the profit reflected appropriately the services provided and concluded that the Adviser’s profitability was not excessive.

87	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Approval of Investment Advisory Contract

June 30, 2026 (Unaudited)

Following further consideration and discussion of the foregoing, the Board concluded that the management fee paid to the Adviser by the Fund, and the sub-advisory fee paid by the Adviser to the Sub-Adviser, appropriately reflected the nature and quality of the services provided by the Adviser and Sub-Adviser, respectively, and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4) The extent to which the Advisers and their affiliates may derive indirect or ancillary benefits from their relationship with the Fund. The Board noted that the Fund is one of many investment vehicles managed by Apollo, and that Apollo utilizes its overall scale to benefit the Fund. The Board accepted the Advisers’ explanation that it does not derive any material indirect or ancillary benefits from the Advisers’ relationship with the Fund.

(5) The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect possible economies of scale. The Board noted that the Fund’s strategy focuses heavily on originated credit, which is a more cost-intensive investment strategy that does not result in the same economies of scale as more liquid strategies that invest primarily in traded investments assets instead of originating investments. The Trustees concluded that the Fund’s management fee reflected appropriately the nature and quality of the services provided by the Advisers. The Board noted that it will have the opportunity to periodically reexamine economies of scale over time.

Consideration of Approval of the Advisory Agreements. The Independent Trustees were assisted by independent legal counsel throughout the review process. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each factor considered. The Board’s decision was not based on any single factor, but rather was based on a comprehensive evaluation of all of the information provided to the Board. Each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreements.

Conclusion. Having requested and received such information from the Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, the Board, including the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreements.

Semi-Annual Report | June 30, 2026 (Unaudited)	88

Apollo Diversified Credit Fund	Trustees and Officers

June 30, 2026 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee Since 2022	Head of Research and Co-Head of Public Policy, Loan & Syndications Trading Association, 2008-2023.	5	Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Debt Solutions BDC, 2021-present; Director, Apollo Senior Floating Rate Fund Inc., 2023-2024; Director, Apollo Tactical Income Fund Inc., 2023-2024.
Christine Gallagher (1985)	Trustee Since 2022	Customer Experience Social Impact & Strategic Initiatives Manager, Leidos QTC Health Services, 2024-present; Founder and President, Military Quality of Life Consulting, LLC, 2015-present; Chief of Staff of Military & Veterans Health Solutions, Leidos, 2021-2023; Community Engagement Manager of Military and Family Life Counseling Program, Leidos, 2021- 2023.	4	Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Debt Solutions BDC, 2021-present.
Michael Porter (1983)	Trustee Since 2022	Senior Vice President of Global Media Strategy and Business Development for the National Football League, 2026-present; Vice President, Corporate Development and Strategy, Netflix, 2014-2025.	4	Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Debt Solutions BDC, 2021-present.
Carl J. Rickertsen (1960)	Trustee Since 2022	Managing Partner, Pine Creek Partners, 2015-present.	5	Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Director, Magnera Corporation, 2024-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Director, Hut 8 Corp., 2022-present; Trustee, Apollo Debt Solutions BDC, 2021-present; Director, Strategy Inc., 2002-present; Director, Berry Global Inc., 2013-2024; Director, Apollo Senior Floating Rate Fund Inc., 2011-2023; Director, Apollo Tactical Income Fund Inc., 2013-2023.
Sheryl Schwartz (1963)	Trustee since 2025	Professor, Fordham University, 2020-present; Chief Investment Officer, Alti Financial, 2020-2025.	3	Trustee, Apollo S3 Private Markets Fund, 2026-present; Director, Energy Transition Special Opportunities, 2026–present; Trustee, Apollo Debt Solutions BDC, 2025-present; Director, GAIA Reit, 2023-present; Director, Cartesian Growth II, 2021-present; Director, Women’s Association of Venture and Equity, 2007-present.

89	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Trustees and Officers

June 30, 2026 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Earl Hunt (1981)	Chairman, Trustee, and President Since 2022	Partner, Apollo Global Management, Inc., 2021-present; Chairman, Trustee, and Chief Executive Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chairman, Trustee and President, Apollo Diversified Credit Fund, 2022-present; Chairperson, Trustee and Chief Executive Officer, Apollo Debt Solutions BDC, 2021-present.	4	Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Trustee, Apollo Debt Solutions BDC, 2021-present.
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Managing Director, Apollo Global Management, Inc., 2015-present; Treasurer and Chief Financial Officer, MidCap Financial Investment Corporation, MidCap Apollo Institutional Private Lending and Merx Aviation Finance, 2025-present; Treasurer and Chief Financial Officer, Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund, 2022-present; Treasurer, Chief Financial Officer and Principal Financial Officer, Apollo S3 Private Markets Fund, 2023-2024; Treasurer and Chief Financial Officer, Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., 2021-2024.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2022	Managing Director, General Counsel-Global Wealth, Apollo Global Management, Inc., 2015-present; Chief Legal Officer and Secretary, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Legal Officer and Secretary, Apollo Diversified Real Estate Fund, 2024-present; Chief Legal Officer, Secretary and Vice President, MidCap Apollo Institutional Private Lending, 2024-present; Chief Legal Officer and Secretary, Apollo S3 Private Markets Fund, 2023-present; Chief Legal Officer and Secretary, Apollo Diversified Credit Fund, MidCap Financial Investment Corporation and Apollo Debt Solutions BDC, 2022-present; Chief Legal Officer Redding Ridge Asset Management LLC, 2022-2026; Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022-2024.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022-present; Chief Compliance Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Compliance Officer, MidCap Apollo Institutional Private Lending, 2024-present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund, 2023-present; Chief Compliance Officer, Apollo Diversified Real Estate Fund, 2022-present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018-present; Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023-2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017-2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

Semi-Annual Report | June 30, 2026 (Unaudited)	90

Apollo Diversified Credit Fund	Trustees and Officers

June 30, 2026 (Unaudited)

**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Real Estate Fund, MidCap Apollo Institutional Private Lending, Apollo S3 Private Markets Fund, MidCap Financial Investment Corporation, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust.

91	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Service Providers

June 30, 2026 (Unaudited)

Investment Adviser

Apollo Capital Credit Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser

Apollo Credit Management, LLC

9 W 57th St, New York, NY 10019

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza, New York, NY 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

1055 Broadway Boulevard, Kansas City, MO 64105

Semi-Annual Report | June 30, 2026 (Unaudited)	92

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

Dear Client or Investor:

Apollo Global Management, Inc. (“Apollo”) and its subsidiaries1 (together “us,” “we,” or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this Notice for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, California, and other jurisdictions that may grant natural persons certain privacy rights.

We collect nonpublic personal information about investors from the following sources:

●	information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;

●	commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and

●	commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.

We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information. We may use nonpublic personal information that you provide to market services to you in the future, including through our use of third-party website cookies and similar technologies.

Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, to maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third-party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard investors’ nonpublic personal information.

We will adhere to the policies and practices described in this Privacy Notice regardless of whether the investor is a prospective, current or former investor.

If you have any questions concerning this Privacy Notice, please contact privacy@apollo.com.

[1]	Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

93	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

Appendix: European Union, United Kingdom, Cayman Islands, California, and Other Jurisdictional Privacy Notice

This Appendix, along with the Privacy Notice above, describes how Apollo,2 as a data controller, collects and processes Personal Information (as defined below) about natural persons residing in the European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions that may grant natural persons certain privacy rights,3 as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands. This notice also provides such persons with information about the rights they may have in relation to Personal Information (as defined below). If you are a California Resident (as defined below), please review the below section Additional Information for California Residents for additional disclosures, our Notice at Collection, and a description of your rights under the California Consumer Privacy Act (with any implementing regulations, as amended by the California Privacy Rights Act (“CPRA”) and as may be amended from time to time, “CCPA”).

If we materially change our privacy practices regarding Personal Information (as defined below), we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, owners, limited partners, agents, consultants, representatives, and beneficiaries of investors that are not natural persons.

Collection of Information

Depending on how you interact with us, we may collect nonpublic personal information as described elsewhere in the Privacy Notice and other Personal Information about you. “Personal Information” for purposes of this Notice means any information that can help us directly or indirectly identify you, and as otherwise defined under applicable law.

We may collect certain categories of Personal Information from investors, including:

●	identifiers and similar information such as name, address, date and place of birth, e-mail address, telephone number, social security number or other unique identifier number, tax identification number, driver’s license number, passport and other national identity details, internet protocol (“IP”) address, username, password, online identifiers or other similar identifiers;

●	financial information, including certain information protected under federal or state laws, like income, assets and investments, payments, creditworthiness, loans, bank account details, wire instructions or a signature, bank account, or other financial information;

●	personal details, including characteristics of protected classifications under certain federal or state laws, such as gender, national origin, or marital status;

●	commercial information, including records of products or services purchased, obtained, or considered, or other purchasing histories or tendencies, including funds invested, investments considered, or sources of funds or wealth;

●	certain information that may qualify as “special category” data under applicable data protection laws, such as Personal Information revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, data concerning health, or a natural person’s sex life or sexual orientation;

●	education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act;

●	internet or other electronic network activity information, including interactions with our website or use of certain online tools;

●	audio (e.g., voicemail), electronic, visual or similar information;

●	professional or employment-related information, including occupation, compensation, salary, benefits, grants, insurance details, pension information, employer, and title;

●	inferences drawn from any of the information identified above to create a profile reflecting your preferences or similar information, including your potential interest in investing in new funds; and

●	certain information that may qualify as “sensitive personal information” under the CCPA, such as your social security number, passport number, driver’s license, or state identification card; your account log-in, financial account and debit or credit card number in combination with any required security credentials allowing access to such account; and your racial or ethnic origin.

[2]	As defined in the Apollo Privacy Notice, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.
[3]	Individuals in Andorra, Argentina, Australia, California, Canada, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to (i) request access to and rectification or erasure of their personal information, (ii) restrict or object to the processing of their personal information, and (iii) obtain a copy of their personal information in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal information with a data protection authority.

Semi-Annual Report | June 30, 2026 (Unaudited)	94

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

How We Collect Information

Investors may provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. As described in the Privacy Notice, investors provide us with information directly and/or through intermediates in subscription documentation and may continue to provide information through ongoing communications or interactions with us on an applicable website or by mail, e-mail, or telephone.

We also collect Personal Information from different sources such as consultants, fund administrators, identity verification services, and credit reference agencies, sources designed to detect and prevent fraud, and those sources described in the Privacy Notice.

We may also collect Personal Information through publicly available sources such as public websites or other publicly accessible directories and sources, including bankruptcy registers, tax authorities, governmental agencies and departments, sanctions screening databases, and regulatory authorities.

Why We Collect Information

As permitted by applicable laws, we use Personal Information primarily to communicate with investors.

We may use Personal Information for the following business or commercial purposes, and the lawful bases for our processing include the following:

●	comply with our obligations to investors under contract or related pre-contractual steps;

●	support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out mechanisms that may be available in those messages or by contacting us via the channels provided below;

●	where it is necessary for our legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests. This processing benefits investors by supporting our provision of services;

●	protect our rights, establish, exercise or defend legal claims and in order to protect and enforce our (or another person’s) rights, property, or safety, or to assist others to do the same;

●	maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but we will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;

●	compliance with applicable laws and regulations, including to meet our legitimate interests or those of a third party;

●	detect security incidents and protecting against malicious, deceptive, fraudulent, or illegal activity, including preventing fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks;

●	internal operations, including troubleshooting, data analysis, testing, research, and statistical and survey purposes;

●	audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information; and

●	with your consent, as required under applicable law.

We may be legally obliged to process certain Personal Information in order to be able to perform services and business operations or to comply with contractual requirements. If you choose not to provide us with the necessary Personal Information or to restrict us from processing Personal Information, we may not be able to meet our obligations or deliver the products or services requested. This may lead to cancellation of contracts; if this is the case, we will endeavor to contact you to discuss this.

How We Disclose Information

We disclose information for the purposes described above in the Privacy Notice and on the grounds described above in this Appendix. We may also disclose Personal Information as required to pursue available remedies or limit damages we may sustain, to enforce our rights, protect our property or protect the rights, property or safety of others, to prevent fraud, unauthorized transactions or liability; or as needed to support external auditing, compliance and corporate governance functions.

95	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

We may also share information about you to the extent reasonably necessary to proceed with the consideration, negotiation, or completion of a merger, reorganization, or acquisition of our business, or a sale, liquidation, or transfer of some or all of our assets.

Security Measures

We maintain reasonable physical, electronic, and procedural safeguards appropriate to the nature of the information to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, generally authorize access to investor information only by individuals who need such access to do their work. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Transfers of Information

Our activities and the jurisdictions in which we are established are such that it may be necessary for Personal Information that we collect to be transferred, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we will seek to ensure a similar degree of protection is afforded to Personal Information by ensuring that, where possible, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority) or otherwise transfer Personal Information in accordance with applicable laws, such as where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest. For more information on specific mechanisms we rely on for transferring Personal Information, please contact us at the details provided in the Contact section below.

How Long We Keep Information

We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

Individual Rights and Choices

Subject to certain local laws, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise such rights can contact us at the details provided in the Contact section below. These additional rights may include the rights to (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) object to the processing of your Personal Information in certain circumstances, including where we process Personal Information for direct marketing purposes or where we have processed such data on the basis of our legitimate interests; (vi) withdraw your consent to the processing of your Personal Information (where applicable); (vii) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the European Economic Area (“EEA”) Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, as overseen by the Ombudsman in the Cayman Islands. If you are a California Resident, please review Additional Information for California Residents below for a description of your California-specific rights regarding your Personal Information.

Additional Information for California Residents

The CCPA imposes certain obligations on us and grants certain rights to California residents (“California Resident,” “you,” or “your”) with regard to “personal information” (as defined under the CCPA). If you are a California Resident, please review the following information about your potential rights with regard to your Personal Information under the CCPA. The rights described herein are subject to exemptions and other limitations under applicable law, and the CCPA does not apply to certain information like Personal Information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and its implementing regulations (“GLBA”).

Terms used herein have the meaning ascribed to them in the CCPA. For purposes of the CCPA, we are a “business.”

Semi-Annual Report | June 30, 2026 (Unaudited)	96

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

Notice at Collection and Use of Personal Information

Information We Collect

Depending on how you interact with us, we may collect the categories of Personal Information listed above in Collection of Information.

How We Use Collected Information

We may use Personal Information from you for the purposes described above in the section Why We Collect Information.

Sale or Sharing of Personal Information

We do not “sell” your Personal Information under the CCPA, meaning we do not rent, release, disclose, transfer, make available, or otherwise communicate personal information to another business or third party for monetary or other valuable consideration. We also do not “share” your Personal Information, as defined under the CCPA to mean sharing, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal information to a third party for cross-context behavioral advertising, whether or not for monetary or other valuable consideration.

How Long We Keep Information

We retain your Personal Information as described above in the section How Long We Keep Information.

For more information about our privacy practices, please review our entire Privacy Policy and accompanying Appendix.

Our Collection, Use, and Disclosure of Personal Information and Sensitive Personal Information

What Information We Have Collected, the Sources from Which We Collected It, and Our Purpose for Collecting the Information

In the preceding 12 months, depending on how you interact with us, we may have collected the categories of Personal Information listed above in Collection of Information. We may collect Personal Information from all or some of the categories of sources listed in the section How We Collect Information. We may collect all or a few of these categories of Personal Information for the business or commercial purposes identified in the section Why We Collect Information.

Our Disclosure of Personal Information

We do not sell or share your Personal Information as defined under the CCPA. We do not knowingly sell or share the Personal Information of California Residents under 16 years old. In the preceding 12 months, we may have disclosed for a business purpose some of the categories of Personal Information to the categories of third parties, as describe in the below chart:

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Identifiers

●   Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●   Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities.

●    Performing services.

●    Auditing related to consumer interactions and transactions.

●    Short-term, transient use.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    Debugging and repainting errors impairing functionality (such as on our portals or website).

●    Internal research for technological development and demonstration.

●    Activities to verify, maintain, or improve the quality of our services.

●    Business development and marketing initiatives.

●    To comply with applicable laws and regulations.

Additional information subject to Cal. Civ. Code § 1798.80(e)

97	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Characteristics of protected classifications under certain federal or state laws

●    Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●    Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities.

●    Performing services.

●    Auditing related to consumer interactions and transactions.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    To comply with applicable laws and regulations.

Commercial information

●    Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●    Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities.

●    Performing services.

●    Auditing related to consumer interactions and transactions.

●    Short-term, transient use.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    Debugging and repainting errors impairing functionality (such as on our portals or website).

●    Internal research for technological development and demonstration.

●    Activities to verify, maintain, or improve the quality of our services.

●    Business development and marketing initiatives.

●    To comply with applicable laws and regulations.

Education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act

●    Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●    Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities

●    Performing services

●    Auditing related to consumer interactions and transactions.

●    Short-term, transient use.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    To comply with applicable laws and regulations.

Internet or electronic network activity information

●    Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●    Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities.

●    Performing services.

●    Auditing related to consumer interactions and transactions.

●    Short-term, transient use.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    Debugging and repainting errors impairing functionality (such as on our portals or website).

●    Internal research for technological development and demonstration.

●    Activities to verify, maintain, or improve the quality of our services.

●    Business development and marketing initiatives.

●    To comply with applicable laws and regulations.

Semi-Annual Report | June 30, 2026 (Unaudited)	98

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Audio, electronic, visual, or similar information

●    Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●    Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities.

●    Performing services.

●    Auditing related to consumer interactions and transactions.

●    Short-term, transient use.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    Business development and marketing initiatives.

●    To comply with applicable laws and regulations.

Professional or employment- related Information

●    Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●    Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities.

●    Performing services.

●    Auditing related to consumer interactions and transactions.

●    Short-term, transient use.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    Business development and marketing initiatives.

●    To comply with applicable laws and regulations.

Inferences drawn from any of the information identified above

●    Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.

●    Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.

●    Professional services organizations, such as auditors.

●    Affiliated entities.

●    Performing services.

●    Auditing related to consumer interactions and transactions.

●    Short-term, transient use.

●    Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.

●    Internal research for technological development and demonstration.

●    Business development and marketing initiatives.

●    To comply with applicable laws and regulations.

In addition, we may disclose, and in the preceding 12 months may have disclosed, all of the categories of Personal Information identified in Collection of Information above to the following categories of third parties: (i) judicial courts, regulators, or other government agents purporting to have jurisdiction over us, our subsidiaries or our affiliates, or opposing counsel and parties to litigation; and (ii) other third parties as may otherwise be permitted by law. We may disclose the categories of Personal Information identified in Collection of Information above for the business or commercial purposes identified above in Why We Collect Information. Additionally, we may disclose your Personal Information to third parties upon your request, at your direction, or with your consent.

We may also disclose or make available your Personal Information to our service providers such as our administrator, other entities that have agreed to limitations on the use of your Personal Information, or entities that fit within other exemptions or exceptions in, or as otherwise permitted by, the CCPA.

Use and Disclosure of Sensitive Personal Information

As noted in Collection of Information, under the CCPA, certain Personal Information we collect and process may be considered “sensitive personal information.” The CCPA requires that we provide you with a right to limit our use or disclosure of such sensitive personal information in certain circumstances. Currently, we are not using or disclosing your sensitive personal information for purposes that would require that we provide you with a right to limit.

99	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2026 (Unaudited)

California Residents’ Rights under the CCPA

If your Personal Information is subject to the CCPA, you may have certain rights concerning that information, subject to applicable exemptions and limitations, including the right to (i) be informed at or before the point of collection, of the categories of Personal Information to be collected, and the purposes for which the categories of Personal Information shall be used; (ii) not be discriminated against because you exercise any of your rights under the CCPA; (iii) request that we delete any Personal Information about you that we collected or maintained, subject to certain exceptions (“Request to Delete”); (iv) opt-out of the “sale” (as that term is defined in the CCPA) of your Personal Information if a business sells your Personal Information (we do not); (v) opt-out of the “sharing” (as that term is defined in the CCPA) of your Personal Information if a business shares your Personal Information with third parties (we do not); (vi) limit the use and disclosure of sensitive personal information where required by the CCPA (“Right to Limit”) (please note that we are not using your sensitive personal information for purposes that would require that we provide you with a Right to Limit); (vii) correct inaccurate Personal Information (“Request to Correct”); and (viii) request that we disclose to you the Personal Information we have collected, used, and disclosed about you during the past 12 months (“Request to Know”).

The CCPA does not restrict our ability to do certain things like comply with other laws or comply with regulatory investigations. In addition, the CCPA does not apply to certain information like Personal Information collected, processed, sold or disclosed pursuant to the GLBA. We also reserve the right to retain, and not to delete, certain Personal Information after receipt of a Request to Delete from you where permitted by the CCPA or another law or regulation.

How to Submit a Request under the CCPA

You may submit a Request to Know, Request to Correct, or Request to Delete (“Consumer Rights Request”), as described above, through the following toll-free telephone number: 833-271-8296, or e-mail us at privacy@apollo.com.

We are only required to respond to verifiable Consumer Rights Requests made by you or your legally authorized agent. When you submit a Consumer Rights Request, we may ask that you provide clarifying or identifying information to verify your request. Such information may include, at a minimum, depending on the sensitivity of the information you are requesting and the type of request you are making, your name and email address. Any information gathered as part of the verification process will be used for verification purposes only.

You are permitted to designate an authorized agent to submit a Consumer Rights Request on your behalf and have that authorized agent submit the request through the aforementioned methods. In order to be able to act, authorized agents have to submit proof that they are authorized to act on your behalf or have a power of attorney. We may also require that you directly verify your own identity with us and directly confirm with us that you provided the authorized agent permission to submit the request.

Contact

This Privacy Notice and Appendix are available in alternative formats upon request. Please contact privacy@apollo.com with any questions about this notice or our data privacy and data protection practices or to request this Privacy Notice in an alternative format. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom.

The Privacy Notice was last updated on October 27, 2025, and supersedes any previously distributed Privacy Notice. From time to time, we may update this Privacy Notice. To the extent there are material changes with respect to our disclosure practices, we will issue an updated Privacy Notice that is reflective of such practices.

Semi-Annual Report | June 30, 2026 (Unaudited)	100

9 West 57th Street, 42nd Floor	212.515.3200
New York, NY 10019	www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”), member of FINRA and SIPC, is a subsidiary of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its product marketing and distribution. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GCC001026 | Exp.7.31.27	MPRO 8088 | ADCF-IU403088-0726A

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The consolidated schedule of investments is included as part of the Report to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory and sub-advisory contracts is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended) are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940 (the “1940 Act”), the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:  September 2, 2026

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	September 2, 2026

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer (Principal Financial Officer)

Date:  September 2, 2026